UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04989

Exact name of registrant as specified in charter:	Voyageur Mutual Funds II

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2015

Item 1. Reports to Stockholders

Annual report

Fixed income mutual funds

Delaware Tax-Free Arizona Fund

Delaware Tax-Free California Fund

Delaware Tax-Free Colorado Fund

Delaware Tax-Free Idaho Fund

Delaware Tax-Free New York Fund

Delaware Tax-Free Pennsylvania Fund

August 31, 2015

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund at delawareinvestments.com.

Manage your investments online

●	24-hour access to your account information
●	Obtain share prices
●	Check your account balance and recent transactions
●	Request statements or literature
●	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Unless otherwise noted, views expressed herein are current as of Aug. 31, 2015, and subject to change for events occurring after such date.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2015 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Investments® state tax-free funds	September 8, 2015

Performance preview (for the year ended August 31, 2015)
Delaware Tax-Free Arizona Fund (Class A shares)	1-year return	+3.24%
Barclays Municipal Bond Index (benchmark)	1-year return	+2.52%
Lipper Other States Municipal Debt Funds Average	1-year return	+2.13%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Arizona Fund, please see the table on page 9.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Please see page 11 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free California Fund (Class A shares)	1-year return	+3.73%
Barclays Municipal Bond Index (benchmark)	1-year return	+2.52%
Lipper California Municipal Debt Funds Average	1-year return	+3.06%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free California Fund, please see the table on page 12.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. The Lipper California Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in California (double tax-exempt) or a city in California (triple tax-exempt).

Please see page 14 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free Colorado Fund (Class A shares)	1-year return	+2.87%
Barclays Municipal Bond Index (benchmark)	1-year return	+2.52%
Lipper Other States Municipal Debt Funds Average	1-year return	+2.13%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Colorado Fund, please see the table on page 15.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Please see page 17 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Portfolio management review

Delaware Investments® state tax-free funds

Delaware Tax-Free Idaho Fund (Class A shares)	1-year return	+2.76%
Barclays Municipal Bond Index (benchmark)	1-year return	+2.52%
Lipper Other States Municipal Debt Funds Average	1-year return	+2.13%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Idaho Fund, please see the table on page 18.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Please see page 20 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free New York Fund (Class A shares)	1-year return	+3.41%
Barclays Municipal Bond Index (benchmark)	1-year return	+2.52%
Lipper New York Municipal Debt Funds Average	1-year return	+2.60%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free New York Fund, please see the table on page 21.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. The Lipper New York Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in New York (double tax-exempt) or a city in New York (triple tax-exempt).

Please see page 23 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free Pennsylvania Fund (Class A shares)	1-year return	+3.45%
Barclays Municipal Bond Index (benchmark)	1-year return	+2.52%
Lipper Pennsylvania Municipal Debt Funds Average	1-year return	+2.92%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Pennsylvania Fund, please see the table on page 24.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. The Lipper Pennsylvania Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in Pennsylvania (double tax-exempt) or a city in Pennsylvania (triple tax-exempt).

Please see page 26 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Economic backdrop

The U.S. economy continued to grow steadily throughout the Funds’ fiscal year ended Aug. 31, 2015. The economy benefited from increased business investment and consumer spending, made possible in part by a sharp drop in the price of oil. A steadily improving job market also lifted consumer optimism. As of August 2015, the national jobless rate was 5.1%, down a full percentage point from a year earlier and the lowest level since early 2008. (Source: U.S. Labor Department.)

In the third quarter of 2014, U.S. gross domestic product (GDP) – a measure of national economic output – grew by a rapid 4.3% annual pace. This was followed by a 2.1% expansion in the fourth quarter of 2014. In the first quarter of 2015, the economy significantly slowed, as bad winter weather and shipping disruptions at West Coast ports depressed economic activity. These trends reversed in the second quarter of 2015, with continued strength in consumer spending helping to grow the economy by an estimated 3.7% in April–June. (Source: U.S. Commerce Department.)

With the U.S. economy strengthening and inflation well contained, the U.S. Federal Reserve finally ended its quantitative-easing economic stimulus plan in October 2014. The Fed maintained its target short-term rate at essentially zero – where it has been since 2008 – for the duration of the Funds’ fiscal year. However, as the period ended, investors widely anticipated a rate increase even as emerging concerns about the global economy added uncertainty to the central bank’s timetable.

Municipal bond market conditions

Municipal bonds produced positive returns overall for the Funds’ fiscal year. Over the entire period, bonds with longer maturity dates outperformed their shorter-maturity counterparts, while lower-

rated bonds offering higher yields fared better than higher-rated, lower yielding issues.

Municipal bond returns, by maturity and credit quality, for the 12 months ended Aug. 31, 2015, were as follows:

Maturity
5 years	1.18%
10 years	2.47%
22+ years	4.02%

Credit quality
AAA	1.85%
AA	2.40%
A	2.75%
BBB	3.92%

Source: Barclays

One exception to this trend came from bonds with credit ratings below BBB – also known as below-investment-grade, or high yield, bonds – which had flat returns, as measured by the Barclays High-Yield Municipal Bond Index, which tracks the total return performance of the long-term, non-investment-grade tax-exempt bond market. Nearly all of this relative underperformance, however, was caused by the weakness of bonds affiliated with Puerto Rico, which make up approximately 24% of the index. (Bonds issued by U.S. territories are exempt from federal, state, and local income taxes for residents of all 50 states.) Puerto Rico’s longstanding credit problems worsened during the Funds’ fiscal year, as the commonwealth filed for bankruptcy protection in July 2015. If Puerto Rico bonds were removed from the index, high yield returns would have kept with the credit trend by posting gains of 6.75%.

Of the Funds profiled in this report, only Delaware Tax-Free Arizona Fund, Delaware Tax-Free Colorado Fund, and Delaware Tax-Free Idaho Fund had any exposure to long-dated Puerto Rican bonds. In these Funds’ portfolios, we held a position in debt for Hospital Auxilio Mutuo, whose credit quality we concluded was relatively

Portfolio management review

Delaware Investments® state tax-free funds

insulated from Puerto Rico’s financial difficulties. In fact, these bonds declined only modestly during the 12-month period, far outperforming the average Puerto Rico bond for the same time frame.

Toward the end of the Funds’ fiscal year, the market environment shifted for municipal bond investors. Uncertainty grew about the global economy – especially with respect to China and other emerging markets – causing increased market volatility, as investors became more risk averse. Accordingly, shorter-dated, higher-rated tax-exempt bonds returned to favor, while longer-maturity, lower-quality issues found themselves at a relative performance disadvantage as the period ended.

Demand for municipal bonds was robust as the fiscal year began, but tailed off as the period progressed. Toward the end of the period, however, municipal bond fund outflows grew as investors began to anticipate an increase in the Fed’s target short-term interest rate. Meanwhile, the supply of new long-term municipal debt remained constrained. Despite considerable issuance, much of the new supply consisted of debt refinancing, as issuers took advantage of still-low borrowing costs to lower their long-term interest expenses.

Economic backdrop in the states

Arizona’s diverse state economy is still slowly recovering from the global financial crisis. The rise in population overly exposed the real estate market and the construction industry. July 2015 nonfarm employment of 2.6 million was up 2.1% from a year earlier. While the economy improved during the fiscal year, the unemployment rate remained elevated at 6.1% as of July 2015, well above the national rate of 5.3%. Arizona’s personal income per capita is below the national level. Fiscal 2015 General Fund revenues totaled $9.5 billion, a 5.4% increase over 2014 and 3.7% above budget estimates. Most of the revenue gains were from individual income capital gains and corporate tax collections. The state ended fiscal 2015 with a fund balance of $325 million, well above the expected $132 million shortfall. This creates a larger beginning balance for fiscal 2016 and would result in a $278 million expected ending fund balance for fiscal 2016. The state passed a $9.1 billion 2016 General Fund budget on time. This represented a 1.1% decline in overall spending from the prior year’s $9.2 billion budget. The budget assumes 3.9% overall revenue growth for the fiscal year. The state’s public universities will see a 13% reduction in state support in this budget, but K–12 funding will increase by $160 million for non-classroom spending. (Source: bls.gov, Moody’s Investors Service, Arizona Joint Legislative Budget Committee.)

California enjoys a large, diverse, and wealthy economy that mirrors that of the nation. The gross state product is $2.3 trillion, 13% of U.S. GDP. July 2015 nonfarm employment of 16.1 million was up 3.1% from a year earlier. The state’s unemployment rate fell from 7.4% in July 2014 to 6.2% in July 2015, but remains well above the national rate of 5.3%. Per capita economic measures remain strong, with GDP and personal income 9% above the nation overall. Revenues for fiscal 2015 came in 6.4% above budget and 12.5% above the prior year. Governor Jerry Brown passed a $115 billion General Fund budget for fiscal 2016. It is designed to achieve a structurally balanced budget without the use of on-year revenues or payment deferrals. The budget uses revenue growth to pay down past budgetary borrowing, invest in education and infrastructure, and build reserves. The budget calls for a 3.3% increase in revenues over 2015 and a 0.8% increase in expenditures. Total resources available would equal $117.5 million and expenditures are projected to total $115.4 billion, leaving a fund balance of $2.09 billion, with $1.1 billion reserved for the Special Fund for Economic Uncertainties. A transfer of $1.9 billion in the Rainy Day Fund would bring the total to $3.46 billion, equal to 2.9% of resources. Through the first month of fiscal 2016, General Fund revenues were 0.2% below estimates, but 6.2% above the prior year. (Source: bls.gov, California State Controller Monthly Reports, Moody’s.)

Colorado’s economy is diverse, with below-average employment concentration in manufacturing and a variety of service sector strengths. July 2015 nonfarm employment of 2.5 million was up 2.7% from a year earlier. Colorado’s unemployment rate in July 2015 was 4.3%, much lower than the national rate of 5.3%. Colorado is a wealthy state, with per capita income equal to 110% of the U.S. average. Preliminary revenues for fiscal 2015 show 9.3% growth over fiscal 2014 and a 0.5% increase over the March forecast. General Fund revenue is expected to grow more moderately at 4.5% in fiscal 2016 in part due to a contraction in the oil and gas industry. The state passed a $9.5 billion General Fund fiscal year 2016 budget, a 5.4% increase over the prior year. General Fund revenues are anticipated to grow 6.9% in fiscal year 2016. The 2016 budget increases funding for education by $281 million. It also set aside money for road construction and transit, with roughly $145 million going toward transportation. (Source: bls.gov, Colorado Office of State Planning and Budgeting, Moody’s, colorado.gov.)

Idaho’s economy has expanded and diversified in recent years, benefiting from population growth. However, it remains quite dependent on the natural resource sector. July 2015 nonfarm employment of 683,900 was up 3.3% from a year earlier. The unemployment rate in July 2015 fell to 4.1% from 4.8% a year earlier, well below the national rate of 5.3%. Idaho’s General Fund fiscal 2015 revenues totaled $3.06 billion, topping $3 billion for the first time. Total revenues came in 3.1% above budget and 8.6% above the prior year. The state passed its $3.07 billion 2016 General Fund budget on time. The budget grew

4.6% over fiscal 2015. The 2016 General Fund budget increases education and healthcare spending by 7.0% and 1.9%, respectively. (Source: bls.gov, Idaho Division of Management, State Controller’s website.)

New York has a mature, broad-based, and wealthy economy that attracts a highly educated and global workforce. July 2015 nonfarm employment of 9.3 million rose 1.9% from a year earlier. The unemployment rate in July 2015 was 5.4%, slightly above the national rate of 5.3%. In fiscal 2015, General Fund revenues totaled $52 billion, a 13% increase over 2014 and 11.8% higher than original budget estimates. The state ended fiscal 2015 with a General Fund balance of $7.3 billion, an increase of $5.1 billion over fiscal 2014. The state passed a $143 billion fiscal year 2016 budget, an annual increase of 0.3%. This marks the sixth straight year that budget spending increased by less than 2%. Total revenues are anticipated to grow 5% in the 2016 budget. The two biggest portions of the budget, school aid ($23.4 billion) and Medicaid ($17.4 billion) are expected to increase 8.1% and 3.7%, respectively. State operating revenues through the first four months of fiscal 2016 were 5% higher than budget and 1.9% above the prior year due to higher personal income taxes. (Source: bls.gov, New York Division of Budget, Moody’s, Office of the New York State Comptroller.)

Pennsylvania has a diverse, broad, and relatively stable economy, with wealth levels 3% above the national average, supported by its large health and higher education sectors. July 2015 nonfarm employment of 5.9 million rose 1.1% from a year earlier. The monthly unemployment rate was 5.4% in July 2015. Pennsylvania’s General Fund tax collections totaled $28.6 billion in fiscal 2015, 1.4% above the estimates and 6.9% above fiscal 2014. Personal and sales taxes came in 0.6% and 0.2% above budget, respectively, but corporate tax revenues were 4.9% above estimates. Pennsylvania still does not have a 2016 budget

Portfolio management review

Delaware Investments® state tax-free funds

enacted. Democratic Governor Tom Wolf and the Republican-controlled General Assembly are at odds over the use of tax increases. Wolf rejected a $30.2 billion plan because it didn’t include new taxes needed to increase funding for education and human services. (Source: Moody’s, bls.gov, Pennsylvania Revenue Department, Pennsylvania Office of the Budget.)

Sticking to our strategy

For all six Funds discussed in this report, we maintained the consistent management approach we follow in all types of market conditions, relying on a bottom-up investment strategy. We evaluate securities one at a time, working with our credit analysts to determine through careful research which bonds we believe offer our shareholders the most favorable risk-reward trade-off and income potential.

Applying this approach, we continued to favor bonds with lower-investment-grade or below-investment-grade credit ratings, the segment in which we believe our credit research capabilities may prove most beneficial. Accordingly, all six Funds maintained sizeable allocations to bonds with credit ratings of A and BBB – the two lowest tiers of the investment grade bond universe – as well as to below-investment-grade bonds. By prospectus, up to 20% of the net assets of the Funds can be held in this latter category.

Opportunities varied widely by state, depending on the supply of municipal bonds available when we had proceeds available to invest. To the extent that we were able to find what we viewed as attractive opportunities in each state, we used a portion of the below-investment-grade allotment. The Funds owned lower-rated bonds that we thought appeared poised to benefit from credit improvement, and that we believed may enable us to improve the Funds’ income characteristics.

Throughout the period, we maintained a roughly neutral duration (interest rate) stance in all six Funds relative to their benchmarks. This approach reflected our belief in our disciplined credit selection process, rather than any attempt to anticipate the direction of interest rates. The Funds purchased new bonds across various sectors during the fiscal year, including the charter school and healthcare sectors – two areas where we have substantial credit research experience. When appropriate, we tended to favor longer-dated bonds for what we identified as their increased performance potential.

One management challenge we regularly face, particularly in states with limited issuance, is finding sufficient supply of lower-rated bonds that we believe offer good long-term value for our Funds’ shareholders. When these opportunities are scarce, we will sometimes purchase higher-quality in-state bonds to keep the Funds fully invested until higher yielding opportunities that we deem attractive become available. During this fiscal year, we employed this strategy most often in Delaware Tax-Free Idaho Fund, purchasing bonds that we believed could continue to provide shareholders with regular, tax-exempt income, as we searched for compelling long-term value opportunities. To a lesser degree, we employed this strategy in Delaware Tax-Free Arizona Fund and Delaware Tax-Free Colorado Fund.

Within the Funds

In keeping with the performance trends mentioned earlier, bonds with lower credit ratings and longer maturity dates tended to outperform higher-quality, shorter-dated issues for the fiscal year. The Funds’ strongest-performing holdings generally conformed to those trends.

● Delaware Tax-Free Arizona Fund benefited from a position in Phoenix Industrial Development Authority charter school bonds for the Eagle College Prep Project. These bonds, rated BB+ by Standard & Poor’s, returned 13% helped by their 2043 maturity date and below-investment-grade credit rating. A position in Glendale Industrial Development Authority hospital bonds for John C.

Lincoln Health Foundation further helped the Fund. These bonds were advance refunded, which would typically result in a price increase as the securities become backed by very short-dated, high-quality U.S. government bonds. On the negative side, Salt Verde Financial Corporation senior gas revenue bonds were relative laggards, declining 0.5%. Increasing risk aversion among municipal bond investors hampered these issues, along with many other corporate-backed bonds in the second half of the period.

● The strongest-performing securities in Delaware Tax-Free California Fund were Golden State tobacco securitization bonds. The market’s tobacco sector enjoyed a strong year, as the group gained 9.31% overall for the 12 months ended Aug. 31, 2015, as measured by the sector’s return within the Barclays High-Yield Municipal Bond Index. These particular California bonds, which returned 12%, benefited from their below-investment-grade credit rating and 2047 maturity date. In addition, dedicated-tax bonds for Inland Regional Center performed well. Toward the end of the fiscal year, these bonds were due to be refunded and priced to a very short call date, causing their prices to rise. Although no bonds in the Fund produced a negative return, various securities gained only slightly. Keeping with national trends, the weakest absolute performers were bonds with higher credit ratings, short maturity dates, or both. For example, the Fund’s holdings in California general obligation bonds produced very slight returns, due in part to the securities’ near-term maturity date. Similarly, we had a position in tax-allocation bonds for Lancaster Redevelopment Agency (returning 1%), which had been advance refunded and therefore had short maturity dates and high credit quality.

● In Delaware Tax-Free Colorado Fund, the strongest performers were Baptist Road Rural Transportation Authority sales and use tax revenue bonds, which returned 10%, and were redeemed during the fiscal year. Bonds for

Littleton Preparatory Charter School also performed well; these securities’ below-investment-grade credit rating and relatively long maturity date proved beneficial. In contrast, the Fund’s holdings in high-quality, relatively short-maturity revenue refunding bonds issued by the Pueblo Board of Water Works produced a small gain (0.3%), well short of the benchmark’s return.

● The strongest-performing bonds in Delaware Tax-Free Idaho Fund were issued for North Star Charter School. These nonrated bonds, maturing in 2048, came out of a June 2014 agreement that enabled the issuer to restructure its debt. As the issuer’s credit quality improved throughout the fiscal year, the bonds gained 16%. Idaho Health Facilities Authority bonds for St. Luke’s Regional Medical Center also performed well, reflecting the securities’ lower-investment-grade credit rating and the hospital sector’s overall strength during the 12-month period. Other than the Puerto Rico hospital bonds mentioned earlier, no securities in Delaware Tax-Free Idaho Fund produced negative returns. The Fund’s position in bonds issued by Ada and Canyon Counties Joint School District gained only 0.5%, however, owing to their short maturity date of 2016 and A+ credit rating.

● As with Delaware Tax-Free California Fund, Delaware Tax-Free New York Fund benefited from its holdings in state tobacco bonds. The Fund’s investment in New York tobacco securitization debt returned 17% for the fiscal year. Another strong-performing holding was Dormitory Authority of the State of New York bonds issued for the Icahn School of Medicine at Mount Sinai. These lower-investment-grade bonds gained about 13%, benefiting from their advance refunding late in the period. However, the Fund’s holding in bonds issued for Brighter Choice Charter Schools in Albany was a particularly weak performer, declining 12%. As the issuer experienced management troubles, the price of the bonds fell. Metropolitan Transportation Authority bonds fared considerably better, but

Portfolio management review

Delaware Investments® state tax-free funds

they were still one of the weaker performers. Their results were hurt by their relatively high credit quality and late-2015 maturity date.

● The two strongest-performing bonds in Delaware Tax-Free Pennsylvania Fund were advance refunded and saw their prices rise accordingly; South Fork Municipal Authority bonds for the Conemaugh Health System and Montgomery County Industrial Development Authority bonds for the New Regional Medical Center gained 14% and 11%, respectively. Meanwhile, no holdings in the Fund lost ground, but the Fund’s exposure to Pennsylvania general obligation bonds produced a very minor gain, due to the securities’ AA credit rating and 2018 maturity date. Similarly, the Fund gained only 0.8% from advance refunded Puerto Rico Highway and Transportation Authority bonds. Despite this issue’s affiliation with the financially troubled U.S. territory, the securities’ near-term maturity date and backing by U.S. government securities enabled them to produce a slightly positive return for the fiscal year.

Performance summaries
Delaware Tax-Free Arizona Fund	August 31, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2015

	1 year	5 years	10 years	Lifetime
Class A (Est. April 1, 1991)
Excluding sales charge	+3.24%	+3.57%	+4.02%	n/a
Including sales charge	-1.41%	+2.62%	+3.55%	n/a
Class C (Est. May 26, 1994)
Excluding sales charge	+2.47%	+2.79%	+3.25%	n/a
Including sales charge	+1.47%	+2.79%	+3.25%	n/a
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+3.49%	n/a	n/a	+7.73%
Including sales charge	+3.49%	n/a	n/a	+7.73%
Barclays Municipal Bond Index*	+2.52%	+3.96%	+4.49%	+5.99%

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 10. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

Performance summaries

Delaware Tax-Free Arizona Fund

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.59% of the Fund’s average daily net assets during the period from Sept. 1, 2014 through Aug. 31, 2015.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	0.96%	1.71%	0.71%
(without fee waivers)
Net expenses	0.84%	1.59%	0.59%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

*	The contractual waiver period is from Dec. 27, 2013, through Dec. 29, 2015.

Performance of a $10,000 investment1

Average annual total returns from Aug. 31, 2005, through Aug. 31, 2015

For period beginning Aug. 31, 2005, through Aug. 31, 2015	Starting value	Ending value
Barclays Municipal Bond Index	$10,000	$15,513
Delaware Tax-Free Arizona Fund — Class A shares	$9,550	$14,168

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2005, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 10. Please note additional details on pages 9 through 11.

The graph also assumes $10,000 invested in the Barclays Municipal Bond Index as of Aug. 31, 2005. The Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VAZIX	928916204
Class C	DVACX	928916501
Institutional Class	DAZIX	928916873

Performance summaries
Delaware Tax-Free California Fund	August 31, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2015

	1 year	5 years	10 years	Lifetime
Class A (Est. March 2, 1995)
Excluding sales charge	+3.73%	+4.86%	+4.64%	n/a
Including sales charge	-0.95%	+3.89%	+4.16%	n/a
Class C (Est. April 9, 1996)
Excluding sales charge	+2.95%	+4.07%	+3.86%	n/a
Including sales charge	+1.95%	+4.07%	+3.86%	n/a
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+3.98%	n/a	n/a	+8.46%
Including sales charge	+3.98%	n/a	n/a	+8.46%
Barclays Municipal Bond Index*	+2.52%	+3.96%	+4.49%	+5.99%

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 13. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.57% of the Fund’s average daily net assets during the period from Sept. 1, 2014 through Aug. 31, 2015.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	1.00%	1.75%	0.75%
(without fee waivers)
Net expenses	0.82%	1.57%	0.57%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

*The contractual waiver period is from Dec. 27, 2013, through Dec. 29, 2015.

Performance summaries

Delaware Tax-Free California Fund

Performance of a $10,000 investment1

Average annual total returns from Aug. 31, 2005, through Aug. 31, 2015

For period beginning Aug. 31, 2005, through Aug. 31, 2015	Starting value	Ending value
Barclays Municipal Bond Index	$10,000	$15,513
Delaware Tax-Free California Fund — Class A shares	$9,550	$15,029

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2005, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 13. Please note additional details on pages 12 through 14.

The graph also assumes $10,000 invested in the Barclays Municipal Bond Index as of Aug. 31, 2005. The Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DVTAX	928928829
Class C	DVFTX	928928795
Institutional Class	DCTIX	928928167

Performance summaries
Delaware Tax-Free Colorado Fund	August 31, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2015

	1 year	5 years	10 years	Lifetime
Class A (Est. April 23, 1987)
Excluding sales charge	+2.87%	+3.81%	+4.14%	n/a
Including sales charge	-1.73%	+2.85%	+3.66%	n/a
Class C (Est. May 6, 1994)
Excluding sales charge	+2.10%	+3.03%	+3.37%	n/a
Including sales charge	+1.11%	+3.03%	+3.37%	n/a
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+3.13%	n/a	n/a	+7.80%
Including sales charge	+3.13%	n/a	n/a	+7.80%
Barclays Municipal Bond Index*	+2.52%	+3.96%	+4.49%	+5.99%

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 16. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

Performance summaries

Delaware Tax-Free Colorado Fund

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.59% of the Fund’s average daily net assets during the period from Sept. 1, 2014 through Aug. 31, 2015.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	0.97%	1.72%	0.72%
(without fee waivers)
Net expenses	0.84%	1.59%	0.59%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

*The contractual waiver period is from Dec. 27, 2013, through Dec. 29, 2015.

Performance of a $10,000 investment1

Average annual total returns from Aug. 31, 2005, through Aug. 31, 2015

For period beginning Aug. 31, 2005, through Aug. 31, 2015	Starting value	Ending value
Barclays Municipal Bond Index	$10,000	$15,513
Delaware Tax-Free Colorado Fund — Class A shares	$9,550	$14,326

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2005, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 16. Please note additional details on pages 15 through 17.

The graph also assumes $10,000 invested in the Barclays Municipal Bond Index as of Aug. 31, 2005. The Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VCTFX	928920107
Class C	DVCTX	92907R101
Institutional Class	DCOIX	92907R200

Performance summaries
Delaware Tax-Free Idaho Fund	August 31, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2015

	1 year	5 years	10 years	Lifetime
Class A (Est. Jan. 4, 1995)
Excluding sales charge	+2.76%	+2.48%	+3.63%	n/a
Including sales charge	-1.83%	+1.54%	+3.16%	n/a
Class C (Est. Jan. 11, 1995)
Excluding sales charge	+1.99%	+1.72%	+2.85%	n/a
Including sales charge	+0.99%	+1.72%	+2.85%	n/a
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+2.92%	n/a	n/a	+6.15%
Including sales charge	+2.92%	n/a	n/a	+6.15%
Barclays Municipal Bond Index*	+2.52%	+3.96%	+4.49%	+5.99%

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 19. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.61% (or 0.63%) of the Fund’s average daily net assets during the period from Sept. 1, 2014 through Aug. 31, 2015.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	0.99%	1.74%	0.74%
Net expenses (including fee waivers, if any)	0.86%	1.61%	0.61%
Type of waiver	Contractual	Contractual	Contractual

*The contractual waiver for the period Dec. 29, 2014 through Dec. 29, 2015 is 0.61%. Prior to Dec. 29, 2014, the contractual waiver was 0.63%.

Performance summaries

Delaware Tax-Free Idaho Fund

Performance of a $10,000 investment1

Average annual total returns from Aug. 31, 2005, through Aug. 31, 2015

For period beginning Aug. 31, 2005, through Aug. 31, 2015	Starting value	Ending value
Barclays Municipal Bond Index	$10,000	$15,513
Delaware Tax-Free Idaho Fund — Class A shares	$9,550	$13,644

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2005, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 19. Please note additional details on pages 18 through 20.

The graph also assumes $10,000 invested in the Barclays Municipal Bond Index as of Aug. 31, 2005. The Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VIDAX	928928704
Class C	DVICX	928928803
Institutional Class	DTIDX	928928159

Performance summaries
Delaware Tax-Free New York Fund	August 31, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2015

	1 year	5 years	10 years	Lifetime
Class A (Est. Nov. 6, 1987)
Excluding sales charge	+3.41%	+4.16%	+4.59%	n/a
Including sales charge	-1.25%	+3.19%	+4.11%	n/a
Class C (Est. April 26, 1995)
Excluding sales charge	+2.55%	+3.38%	+3.81%	n/a
Including sales charge	+1.55%	+3.38%	+3.81%	n/a
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+3.58%	n/a	n/a	+7.97%
Including sales charge	+3.58%	n/a	n/a	+7.97%
Barclays Municipal Bond Index*	+2.52%	+3.96%	+4.49%	+5.99%

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 22. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

Performance summaries

Delaware Tax-Free New York Fund

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.55% of the Fund’s average daily net assets during the period from Sept. 1, 2014 through Aug. 31, 2015.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.06%	1.81%	0.81%
Net expenses (including fee waivers, if any)	0.80%	1.55%	0.55%
Type of waiver	Contractual	Contractual	Contractual

*The contractual waiver period is from Dec. 27, 2013, through Dec. 29, 2015.

Performance of a $10,000 investment1

Average annual total returns from Aug. 31, 2005, through Aug. 31, 2015

For period beginning Aug. 31, 2005, through Aug. 31, 2015	Starting value	Ending value
Barclays Municipal Bond Index	$10,000	$15,513
Delaware Tax-Free New York Fund — Class A shares	$9,550	$14,963

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2005, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 22. Please note additional details on pages 21 through 23.

The graph also assumes $10,000 invested in the Barclays Municipal Bond Index as of Aug. 31, 2005. The Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FTNYX	928928274
Class C	DVFNX	928928258
Institutional Class	DTNIX	928928142

Performance summaries
Delaware Tax-Free Pennsylvania Fund	August 31, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2015

	1 year	5 years	10 years	Lifetime
Class A (Est. March 23, 1977)
Excluding sales charge	+3.45%	+4.08%	+4.31%	n/a
Including sales charge	-1.15%	+3.13%	+3.83%	n/a
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+2.67%	+3.29%	+3.51%	n/a
Including sales charge	+1.67%	+3.29%	+3.51%	n/a
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+3.57%	n/a	n/a	+7.81%
Including sales charge	+3.57%	n/a	n/a	+7.81%
Barclays Municipal Bond Index*	+2.52%	+3.96%	+4.49%	+5.99%

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 25. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.24% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.64% of the Fund’s average daily net assets during the period from Sept. 1, 2014 through Aug. 31, 2015.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	0.95%	1.71%	0.71%
Net expenses (including fee waivers, if any)	0.88%	1.64%	0.64%
Type of waiver	Contractual	Contractual	Contractual

  *The contractual waiver period is from June 28, 2012, through Dec. 29, 2015.

Performance summaries

Delaware Tax-Free Pennsylvania Fund

Performance of a $10,000 investment1

Average annual total returns from Aug. 31, 2005, through Aug. 31, 2015

For period beginning Aug. 31, 2005, through Aug. 31, 2015	Starting value	Ending value
Barclays Municipal Bond Index	$10,000	$15,513
Delaware Tax-Free Pennsylvania Fund — Class A shares	$9,550	$14,556

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2005, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 25. Please note additional details on pages 24 through 26.

The graph also assumes $10,000 invested in the Barclays Municipal Bond Index as of Aug. 31, 2005. The Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DELIX	233216100
Class C	DPTCX	233216308
Institutional Class	DTPIX	24609H701

Disclosure of Fund expenses

For the six-month period from March 1, 2015 to August 31, 2015 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from March 1, 2015 to Aug. 31, 2015.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses

For the six-month period from March 1, 2015 to August 31, 2015 (Unaudited)

Delaware Tax-Free Arizona Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Annualized Expense Ratio	Expenses Paid During Period 3/1/15 to 8/31/15*
Actual Fund return†
Class A	$1,000.00	$1,003.40	0.85%	$4.29
Class C	1,000.00	998.80	1.60%	8.06
Institutional Class	1,000.00	1,004.70	0.60%	3.03
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.92	0.85%	$4.33
Class C	1,000.00	1,017.14	1.60%	8.13
Institutional Class	1,000.00	1,022.18	0.60%	3.06

Delaware Tax-Free California Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Annualized Expense Ratio	Expenses Paid During Period 3/1/15 to 8/31/15*
Actual Fund return†
Class A	$1,000.00	$1,007.60	0.83%	$4.20
Class C	1,000.00	1,003.80	1.58%	7.98
Institutional Class	1,000.00	1,008.80	0.58%	2.94
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.02	0.83%	$4.23
Class C	1,000.00	1,017.24	1.58%	8.03
Institutional Class	1,000.00	1,022.28	0.58%	2.96

Delaware Tax-Free Colorado Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Annualized Expense Ratio	Expenses Paid During Period 3/1/15 to 8/31/15*
Actual Fund return†
Class A	$1,000.00	$1,003.10	0.85%	$4.29
Class C	1,000.00	999.40	1.60%	8.06
Institutional Class	1,000.00	1,004.30	0.60%	3.03
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.92	0.85%	$4.33
Class C	1,000.00	1,017.14	1.60%	8.13
Institutional Class	1,000.00	1,022.18	0.60%	3.06

Delaware Tax-Free Idaho Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Annualized Expense Ratio	Expenses Paid During Period 3/1/15 to 8/31/15*
Actual Fund return†
Class A	$1,000.00	$1,004.70	0.88%	$4.45
Class C	1,000.00	1,000.90	1.63%	8.22
Institutional Class	1,000.00	1,006.00	0.63%	3.19
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.77	0.88%	$4.48
Class C	1,000.00	1,016.99	1.63%	8.29
Institutional Class	1,000.00	1,022.03	0.63%	3.21

Disclosure of Fund expenses

For the six-month period from March 1, 2015 to August 31, 2015 (Unaudited)

Delaware Tax-Free New York Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Annualized Expense Ratio	Expenses Paid During Period 3/1/15 to 8/31/15*
Actual Fund return†
Class A	$1,000.00	$1,003.20	0.85%	$4.29
Class C	1,000.00	999.40	1.60%	8.06
Institutional Class	1,000.00	1,004.50	0.60%	3.03
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.92	0.85%	$4.33
Class C	1,000.00	1,017.14	1.60%	8.13
Institutional Class	1,000.00	1,022.18	0.60%	3.06

Delaware Tax-Free Pennsylvania Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Annualized Expense Ratio	Expenses Paid During Period 3/1/15 to 8/31/15*
Actual Fund return†
Class A	$1,000.00	$1,005.80	0.89%	$4.50
Class C	1,000.00	1,002.00	1.65%	8.33
Institutional Class	1,000.00	1,007.00	0.65%	3.29
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.72	0.89%	$4.53
Class C	1,000.00	1,016.89	1.65%	8.39
Institutional Class	1,000.00	1,021.93	0.65%	3.31

* “Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector / state / territory allocations
Delaware Tax-Free Arizona Fund	As of August 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	97.17%
Corporate Revenue Bonds	7.69%
Education Revenue Bonds	21.96%
Electric Revenue Bonds	9.12%
Healthcare Revenue Bonds	15.92%
Lease Revenue Bonds	5.62%
Local General Obligation Bonds	1.08%
Pre-Refunded Bonds	14.90%
Special Tax Revenue Bonds	8.55%
Transportation Revenue Bonds	6.03%
Water & Sewer Revenue Bonds	6.30%
Short-Term Investment	0.18%
Total Value of Securities	97.35%
Receivables and Other Assets Net of Liabilities	2.65%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free Arizona Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Arizona	93.85%
Guam	1.61%
Puerto Rico	1.89%
Total	97.35%

Security type / sector / state / territory allocations
Delaware Tax-Free California Fund	As of August 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	97.80%
Corporate Revenue Bonds	4.62%
Education Revenue Bonds	15.48%
Electric Revenue Bonds	5.99%
Healthcare Revenue Bonds	16.53%
Housing Revenue Bonds	5.71%
Lease Revenue Bonds	11.30%
Local General Obligation Bonds	6.78%
Pre-Refunded/Escrowed to Maturity Bonds	3.19%
Resource Recovery Revenue Bond	1.33%
Special Tax Revenue Bonds	9.01%
State General Obligation Bonds	7.38%
Transportation Revenue Bonds	6.14%
Water & Sewer Revenue Bonds	4.34%
Short-Term Investments	2.04%
Total Value of Securities	99.84%
Receivables and Other Assets Net of Liabilities	0.16%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free California Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
California	99.44%
U.S. Virgin Islands	0.40%
Total	99.84%

Security type / sector / state / territory allocations
Delaware Tax-Free Colorado Fund	As of August 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	96.66%
Corporate Revenue Bond	2.07%
Education Revenue Bonds	10.49%
Electric Revenue Bonds	4.93%
Healthcare Revenue Bonds	33.41%
Housing Revenue Bonds	0.48%
Lease Revenue Bonds	3.45%
Local General Obligation Bonds	9.34%
Pre-Refunded Bonds	6.85%
Special Tax Revenue Bonds	13.75%
Transportation Revenue Bonds	11.22%
Water & Sewer Revenue Bonds	0.67%
Short-Term Investments	1.81%
Total Value of Securities	98.47%
Receivables and Other Assets Net of Liabilities	1.53%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free Colorado Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Colorado	94.14%
Guam	1.66%
Puerto Rico	1.09%
U.S. Virgin Islands	0.60%
Total	97.49%

Security type / sector / state / territory allocations
Delaware Tax-Free Idaho Fund	As of August 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	98.95%
Corporate Revenue Bonds	5.42%
Education Revenue Bonds	11.93%
Electric Revenue Bond	2.10%
Healthcare Revenue Bonds	11.81%
Housing Revenue Bonds	2.36%
Lease Revenue Bonds	6.94%
Local General Obligation Bonds	27.30%
Pre-Refunded Bonds	8.57%
Special Tax Revenue Bonds	14.25%
Transportation Revenue Bonds	7.20%
Water & Sewer Revenue Bonds	1.07%
Total Value of Securities	98.95%
Receivables and Other Assets Net of Liabilities	1.05%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free Idaho Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Guam	2.73%
Idaho	92.18%
Puerto Rico	2.10%
U.S. Virgin Islands	1.94%
Total	98.95%

Security type / sector / state / territory allocations

Delaware Tax-Free New York Fund	As of August 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	97.61%
Corporate Revenue Bonds	8.00%
Education Revenue Bonds	23.69%
Electric Revenue Bonds	2.50%
Healthcare Revenue Bonds	17.85%
Housing Revenue Bond	0.44%
Lease Revenue Bonds	9.23%
Local General Obligation Bonds	6.29%
Pre-Refunded Bonds	4.05%
Resource Recovery Revenue Bond	0.43%
Special Tax Revenue Bonds	14.14%
State General Obligation Bonds	0.83%
Transportation Revenue Bonds	8.15%
Water & Sewer Revenue Bonds	2.01%
Short-Term Investment	1.46%
Total Value of Securities	99.07%
Receivables and Other Assets Net of Liabilities	0.93%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free New York Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Guam	0.32%
New York	98.02%
Puerto Rico	0.60%
U.S. Virgin Islands	0.13%
Total	99.07%

Security type / sector / state / territory allocations

Delaware Tax-Free Pennsylvania Fund	As of August 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds	98.74%
Corporate Revenue Bonds	5.59%
Education Revenue Bonds	22.29%
Electric Revenue Bonds	0.64%
Healthcare Revenue Bonds	23.84%
Housing Revenue Bonds	1.75%
Lease Revenue Bonds	3.63%
Local General Obligation Bonds	6.89%
Pre-Refunded/Escrowed to Maturity Bonds	13.80%
Resource Recovery Revenue Bonds	1.08%
Special Tax Revenue Bonds	3.24%
State General Obligation Bonds	2.46%
Transportation Revenue Bonds	10.45%
Water & Sewer Revenue Bonds	3.08%
Total Value of Securities	98.74%
Receivables and Other Assets Net of Liabilities	1.26%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free Pennsylvania Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Guam	0.71%
Pennsylvania	97.15%
Puerto Rico	0.88%
Total	98.74%

Schedules of investments

Delaware Tax-Free Arizona Fund	August 31, 2015

	Principal amount°	Value (U.S. $)

Municipal Bonds – 97.17%

Corporate Revenue Bonds – 7.69%
Maricopa County Pollution Control
(Public Service - Palo Verde Project) Series B 5.20% 6/1/43 ●	1,500,000	$1,663,935
Navajo County Pollution Control Revenue
(Arizona Public Services-Cholla) Series D 5.75% 6/1/34 ●	1,500,000	1,556,445
Pima County Industrial Development Authority Pollution Control Revenue
(Tucson Electric Power) Series A 5.25% 10/1/40	2,000,000	2,197,780
Salt Verde Financial Senior Gas Revenue
5.00% 12/1/37	1,000,000	1,086,010

		6,504,170

Education Revenue Bonds – 21.96%
Arizona Health Facilities Authority Healthcare Education Revenue
(Kirksville College) 5.125% 1/1/30	1,500,000	1,658,040
Arizona State University
Series C 5.50% 7/1/25	330,000	380,077
Arizona State University Energy Management Revenue
(Arizona State University Tempe Campus II Project) 4.50% 7/1/24	1,000,000	1,065,860
Glendale Industrial Development Authority Revenue
(Midwestern University)
5.00% 5/15/31	645,000	709,629
5.125% 5/15/40	1,305,000	1,449,881
Northern Arizona University
5.00% 6/1/36	475,000	516,434
5.00% 6/1/41	1,240,000	1,341,420
Phoenix Industrial Development Authority
(Basis School Projects) 144A 5.00% 7/1/35 #	1,000,000	1,012,340
(Choice Academies Project) 5.625% 9/1/42	1,250,000	1,311,463
(Eagle College Preparatory Project) Series A 5.00% 7/1/43	500,000	480,370
(Great Hearts Academic Project)
6.30% 7/1/42	500,000	529,285
6.40% 7/1/47	500,000	530,825
(Legacy Traditional Schools Project) Series A 144A 6.75% 7/1/44 #	500,000	559,360
(Rowan University Project) 5.00% 6/1/42	2,000,000	2,136,680
Pima County Industrial Development Authority Education Revenue
(Edkey Charter School Project) 6.00% 7/1/48	1,000,000	954,430
(Tucson Country Day School Project) 5.00% 6/1/37	750,000	667,823

Schedules of investments

Delaware Tax-Free Arizona Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Tucson Industrial Development Authority Lease Revenue
(University of Arizona-Marshall Foundation) Series A 5.00% 7/15/27 (AMBAC)	980,000	$980,931
University of Arizona Board of Rights
Series A 5.00% 6/1/25	1,000,000	1,170,110
Series A 5.00% 6/1/38	1,000,000	1,118,270

		18,573,228

Electric Revenue Bonds – 9.12%
Maricopa County Pollution Control
(Southern California Education Co.) Series A 5.00% 6/1/35	2,400,000	2,686,584
Mesa Utilities System Revenue
5.00% 7/1/18 (NATL-RE)	1,500,000	1,670,310
Pinal County Electric District No. 3
5.25% 7/1/41	2,000,000	2,191,980
Salt River Project Agricultural Improvement & Power District Electric System Revenue
Series A 5.00% 12/1/30	1,000,000	1,161,870

		7,710,744

Healthcare Revenue Bonds – 15.92%
Arizona Health Facilities Authority Hospital System Revenue
(Banner Health)
Series A 5.00% 1/1/43	1,500,000	1,630,305
Series A 5.00% 1/1/44	1,000,000	1,100,730
(Phoenix Children’s Hospital) Series A 5.00% 2/1/34	995,000	1,057,446
(Scottsdale Lincoln Hospital Project) 5.00% 12/1/42	1,000,000	1,088,320
Maricopa County Industrial Development Authority Health Facilities Revenue
(Catholic Healthcare West) Series A 6.00% 7/1/39	2,500,000	2,828,625
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Auxilio Mutuo) Series A 6.00% 7/1/33	1,615,000	1,594,845
Tempe Industrial Development Authority Revenue
(Friendship Village) Series A 6.25% 12/1/42	1,200,000	1,299,624
Yavapai County Industrial Development Authority Hospital Facility
(Yavapai Regional Medical Center) Series A 5.25% 8/1/33	2,000,000	2,197,320
Yuma Industrial Development Authority Hospital Revenue
(Yuma Regional Medical Center) Series A 5.00% 8/1/32	295,000	326,845

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Yuma Industrial Development Authority Hospital Revenue
(Yuma Regional Medical Center) Series A 5.25% 8/1/32	300,000	$338,802

		13,462,862

Lease Revenue Bonds – 5.62%
Arizona Game & Fish Department & Community Beneficial Interest Certificates
(Administration Building Project) 5.00% 7/1/32	1,000,000	1,012,830
Arizona State Certificates of Participation Department Administration
Series A 5.25% 10/1/25 (AGM)	1,500,000	1,680,270
Arizona State Sports & Tourism Authority
(Multipurpose Stadium Facility) Senior Series A 5.00% 7/1/36	1,000,000	1,056,160
Maricopa County Industrial Development Authority Correctional Contract Revenue
(Phoenix West Prison) Series B 5.375% 7/1/22 (ACA)	1,000,000	1,005,920

		4,755,180

Local General Obligation Bond – 1.08%
City of Chandler
5.00% 7/1/23	750,000	913,290

		913,290

Pre-Refunded Bonds – 14.90%
Arizona Department of Transportation State Highway Fund Revenue
Series A 5.00% 7/1/29-18 §	1,115,000	1,241,764
Series B 5.00% 7/1/32-18 §	1,000,000	1,113,690
Arizona Transportation Board
(Maricopa County Regional Area Road) 5.00% 7/1/25-19 §	1,000,000	1,145,380
Coconino & Yavapai Counties Joint Unified School District No. 9
(Sedona Oak Creek Project of 2007) Series B 5.375% 7/1/28-19 §	1,350,000	1,566,311
Gila County Unified School District No. 10
(Payson School Improvement Project of 2006) Series A 5.25% 7/1/27-17 (AMBAC) §	1,000,000	1,084,740
Glendale Industrial Development Authority Hospital Revenue
(John C. Lincoln Health) 5.00% 12/1/42-17 §	2,205,000	2,414,960
Phoenix Civic Improvement Excise Tax Revenue
(Solid Waste Improvements) Series A 5.00% 7/1/19-16 (NATL-RE) §	1,000,000	1,039,390

Schedules of investments

Delaware Tax-Free Arizona Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded Bonds (continued)
University of Arizona Medical Center Hospital Revenue
6.50% 7/1/39-19 §	2,500,000	$2,994,400

		12,600,635

Special Tax Revenue Bonds – 8.55%
Arizona Department of Transportation State Highway Fund Revenue
Subordinated Series A 5.00% 7/1/38	750,000	852,847
Flagstaff Aspen Place Sawmill Improvement District Revenue
5.00% 1/1/32	195,000	195,236
Gilbert Public Facilities Municipal Property Revenue
5.00% 7/1/25	1,250,000	1,398,188
Glendale Municipal Property Excise Tax Revenue
(Senior Lien) Series B 5.00% 7/1/33	570,000	634,991
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	545,000	587,826
Series A 5.25% 1/1/36	705,000	773,244
Marana Tangerine Farm Road Improvement District Revenue
4.60% 1/1/26	665,000	671,377
Mesa Excise Tax Revenue
5.00% 7/1/32	1,000,000	1,108,360
Queen Creek Improvement District No. 1
5.00% 1/1/32	1,000,000	1,010,350

		7,232,419

Transportation Revenue Bonds – 6.03%
City of Glendale Transportation Excise Tax Revenue
5.00% 7/1/30 (AGM)	1,000,000	1,141,720
Phoenix Civic Improvement Airport Revenue
(Junior Lien) Series A 5.25% 7/1/33	1,250,000	1,398,300
(Senior Lien) 5.00% 7/1/32 (AMT)	1,750,000	1,935,990
Regional Public Transportation Authority
(Maricopa County Public Transportation) 5.25% 7/1/24	500,000	620,450

		5,096,460

Water & Sewer Revenue Bonds – 6.30%
Arizona Water Infrastructure Finance Authority
(Water Quality Revenue) Series A 5.00% 10/1/26	1,000,000	1,209,000
Phoenix Civic Improvement Wastewater Systems Revenue
(Junior Lien)
4.00% 7/1/17	1,750,000	1,858,973
5.00% 7/1/19 (NATL-RE)	1,000,000	1,080,350

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Water & Sewer Revenue Bonds (continued)
Phoenix Civic Improvement Wastewater Systems Revenue
(Junior Lien)
Series B 5.00% 7/1/21	1,000,000	$1,184,060

		5,332,383

Total Municipal Bonds (cost $77,158,649)		82,181,371

Short-Term Investment – 0.18%

Variable Rate Demand Note – 0.18%¤
Phoenix Industrial Development Authority (Southwest Human Development Project)
0.12% 4/1/28 (LOC - Wells Fargo Bank N.A.)	150,000	150,000

Total Short-Term Investment (cost $150,000)		150,000

Total Value of Securities – 97.35%
(cost $77,308,649)		$82,331,371

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2015, the aggregate value of Rule 144A securities was $1,571,700, which represents 1.86% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. The rate shown is the rate as of Aug. 31, 2015.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

●	Variable rate security. The rate shown is the rate as of Aug. 31, 2015. Interest rates reset periodically.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

Schedules of investments

Delaware Tax-Free Arizona Fund

Summary of abbreviations:

ACA – Insured by American Capital Access

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

LOC – Letter of Credit

N.A. – North America

NATL-RE – Insured by National Public Finance Guarantee Corporation

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Tax-Free California Fund	August 31, 2015

	Principal amount°	Value (U.S. $)

Municipal Bonds – 97.80%

Corporate Revenue Bonds – 4.62%
Chula Vista Industrial Development Revenue
(San Diego Gas & Electric) Series D 5.875% 1/1/34	1,000,000	$1,147,820
Golden State Tobacco Securitization Settlement Revenue
(Asset-Backed Senior Notes) Series A-1 5.75% 6/1/47	2,005,000	1,723,237
(Enhanced Asset-Backed) Series A 5.00% 6/1/29	1,000,000	1,138,080

		4,009,137

Education Revenue Bonds – 15.48%
California Municipal Finance Authority
(American Heritage Education Foundation Project) Series A 5.25% 6/1/36	1,000,000	1,004,150
(Bowles Hall Foundation) Series A 5.00% 6/1/35	210,000	229,108
(California Baptist University) Series A 144A 5.375% 11/1/40 #	1,000,000	1,003,030
(Julian Charter School Project) Series A 144A 5.625% 3/1/45 #	500,000	496,085
(Southwestern Law School) 6.50% 11/1/41	1,140,000	1,355,631
(Touro College & University System) Series A 5.25% 1/1/40	920,000	983,857
California School Finance Authority
(KIPP Louisiana Projects)
5.00% 7/1/35	750,000	797,265
Series A 5.125% 7/1/44	1,000,000	1,056,540
(Partnerships to Uplift Communities Valley Project) Series A 6.75% 8/1/44	1,000,000	1,139,980
(View Park Elementary & Middle Schools) Series A 5.625% 10/1/34	575,000	586,230
California Statewide Communities Development Authority Charter School Revenue
(Green Dot Public Schools) Series A 7.25% 8/1/41	800,000	927,528
California Statewide Communities Development Authority Revenue
(Aspire Public Schools Project) 6.00% 7/1/40	1,000,000	1,060,240
(California Baptist University) Series A 6.125% 11/1/33	750,000	812,213
(University of California East Irvine Campus Apartments) 5.375% 5/15/38	1,000,000	1,104,050
Mt. San Antonio Community College District Convertible Capital Appreciation Election 2008
5.875% 8/1/28 Ω	1,000,000	868,800

		13,424,707

Electric Revenue Bonds – 5.99%
Anaheim Public Financing Authority Electric System District Facilities
Series A 5.00% 10/1/25	800,000	932,864

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Electric Revenue Bonds (continued)
Imperial Irrigation District Electric System Revenue
Series A 5.25% 11/1/24	500,000	$577,460
Series B 5.00% 11/1/36	250,000	282,715
Series C 5.25% 11/1/31	1,175,000	1,353,717
Southern California Public Power Authority Revenue
(Southern Transmission Project) Subordinate Series A 5.00% 7/1/22	1,000,000	1,116,730
Turlock Irrigation District Revenue
Series A 5.00% 1/1/30	830,000	932,472

		5,195,958

Healthcare Revenue Bonds – 16.53%
Abag Finance Authority for Nonprofit Corporations
(Episcopal Senior Communities) 6.125% 7/1/41	850,000	960,781
(Sharp Health Care)
6.25% 8/1/39	1,000,000	1,168,370
Series A 5.00% 8/1/26	300,000	340,017
Series A 5.00% 8/1/27	300,000	338,700
Series A 5.00% 8/1/28	250,000	281,155
California Health Facilities Financing Authority Revenue
(Catholic Health Care West)
Series A 6.00% 7/1/39	855,000	977,504
Series E 5.625% 7/1/25	1,000,000	1,140,960
(Children’s Hospital Los Angeles) Series A 5.00% 11/15/34	1,000,000	1,056,560
(St. Joseph Health System) Series A 5.75% 7/1/39	1,000,000	1,144,450
(Sutter Health) Series D 5.25% 8/15/31	1,000,000	1,169,370
California Statewide Communities Development Authority Revenue
(BE.Group) 144A 7.25% 11/15/41 #	500,000	582,375
(Covenant Retirement Communities) Series C 5.625% 12/1/36	1,000,000	1,083,550
(Episcopal Communities & Services)
5.00% 5/15/27	500,000	556,870
5.00% 5/15/32	600,000	646,470
(Kaiser Permanente) Series A 5.00% 4/1/19	1,000,000	1,138,740
City of La Verne
(Brethren Hillcrest Homes) 5.00% 5/15/36	750,000	793,763
San Buenaventura Community Memorial Health Systems
7.50% 12/1/41	785,000	955,164

		14,334,799

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Housing Revenue Bonds – 5.71%
California Municipal Finance Authority Mobile Home Park Revenue
(Caritas Projects)
Series A 5.50% 8/15/47	750,000	$824,663
Series A 6.40% 8/15/45	965,000	1,060,882
California Statewide Communities Development Multifamily Housing Authority Revenue
(Silver Ridge Apartments) Series H 5.80% 8/1/33 (FNMA) (AMT) ●	985,000	987,512
Independent Cities Finance Authority
Series A 5.25% 5/15/44	1,000,000	1,079,620
Santa Clara County Multifamily Housing Authority Revenue
(Rivertown Apartments Project) Series A 5.85% 8/1/31 (AMT)	1,000,000	1,000,700

		4,953,377

Lease Revenue Bonds – 11.30%
Abag Finance Authority for Nonprofit Corporations
(Jackson Laboratory) 5.00% 7/1/37	1,000,000	1,106,420
California Infrastructure & Economic Development Bank
(Infrastructure State Revolving Fund) Series A 5.00% 10/1/29	1,000,000	1,195,970
California Municipal Finance Authority
(Goodwill Industry of Sacramento Valley & Northern Nevada Project) 5.00% 1/1/35	635,000	637,025
California State Public Works Board Lease Revenue
(California State Prisons Los Angeles) Series C 5.00% 10/1/26	1,000,000	1,178,230
(General Services Buildings 8 & 9) Series A 6.25% 4/1/34	1,000,000	1,170,650
Elsinore Valley Municipal Water District
Series A 5.00% 7/1/24 (BHAC)	1,000,000	1,106,760
San Diego Public Facilities Financing Authority Lease Revenue
(Master Project) Series A 5.25% 3/1/40	1,000,000	1,126,050
San Jose Financing Authority Lease Revenue
(Civic Center Project) Series A 5.00% 6/1/33	1,000,000	1,138,080
San Mateo Joint Powers Financing Authority Lease Revenue
(Capital Projects) Series A 5.25% 7/15/26	1,000,000	1,140,950

		9,800,135

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Local General Obligation Bonds – 6.78%
Anaheim School District Capital Appreciation Election 2002
4.58% 8/1/25 (NATL-RE) ^	1,000,000	$690,980
Bonita Unified School District Election 2008
Series B 5.25% 8/1/28	800,000	924,888
Central Unified School District Election 2008
Series A 5.625% 8/1/33 (ASSURED GTY)	1,000,000	1,137,580
Grossmont Union High School District Election 2004
5.00% 8/1/33	1,000,000	1,087,660
Pittsburg Unified School District Financing Authority Revenue
(Pittsburg Unified School District Bond Program) 5.50% 9/1/46 (AGM)	800,000	922,928
Santa Barbara Community College District Election 2008
Series A 5.25% 8/1/33	1,000,000	1,114,330

		5,878,366

Pre-Refunded/Escrowed to Maturity Bonds – 3.19%
Bay Area Toll Authority Bridge Revenue
(San Francisco Bay Area) Series F-1 5.25% 4/1/27-19 §	800,000	921,064
California Statewide Communities Development Authority Revenue
(Inland Regional Center Project) 5.375% 12/1/37-17 §	1,350,000	1,491,737
Lancaster Redevelopment Agency
(Combined Redevelopment Project Areas) 6.875% 8/1/39-19 §	285,000	348,429

		2,761,230

Resource Recovery Revenue Bond – 1.33%
South Bayside Waste Management Authority Revenue
(Shoreway Environmental Center) Series A 6.00% 9/1/36	1,000,000	1,150,540

		1,150,540

Special Tax Revenue Bonds – 9.01%
Commerce Joint Powers Financing Authority Revenue
Unrefunded (Redevelopment Project) Series A 5.00% 8/1/28 (ASSURED GTY)	940,000	941,203
Fremont Community Facilities District No. 1
(Special Tax Pacific Commons) 5.375% 9/1/36	1,000,000	1,000,000
Glendale Redevelopment Agency Tax Allocation Revenue
(Central Glendale Redevelopment Project) 5.50% 12/1/24	1,000,000	1,039,420
Lancaster Redevelopment Agency
Unrefunded (Combined Redevelopment Project Areas) 6.875% 8/1/39	215,000	247,467

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Rancho Santa Fe Community Services District Financing Authority Revenue Superior Lien
Series A 5.75% 9/1/30	800,000	$906,368
Riverside County Redevelopment Agency Tax Allocation Housing
Series A 6.00% 10/1/39	1,000,000	1,153,300
Roseville Westpark Community Facilities District No. 1
(Public Facilities) 5.25% 9/1/37	500,000	505,000
San Diego Redevelopment Agency Tax Allocation Revenue
(Naval Training Center) Series A 5.75% 9/1/40	1,000,000	1,114,520
Virgin Islands Public Finance Authority Revenue
(Senior Lien-Matching Fund Loan Note) Series A 5.00% 10/1/29	325,000	351,761
Yucaipa Special Tax Community Facilities District No. 98-1
(Chapman Heights) 5.375% 9/1/30	500,000	556,920

		7,815,959

State General Obligation Bonds – 7.38%
California State
5.25% 11/1/40	1,000,000	1,165,700
Various Purposes
5.25% 3/1/30	1,000,000	1,158,340
5.25% 4/1/35	1,000,000	1,145,050
5.50% 4/1/18	1,000,000	1,118,840
6.00% 3/1/33	1,000,000	1,205,760
6.00% 4/1/38	515,000	600,258

		6,393,948

Transportation Revenue Bonds – 6.14%
Long Beach Marina System Revenue
5.00% 5/15/45	1,000,000	1,070,580
Los Angeles Department of Airports Subordinate
(Los Angeles International Airport) Series B 5.00% 5/15/33	1,000,000	1,136,450
Riverside County Transportation Commission Senior Lien
Series A 5.75% 6/1/44	500,000	565,965
San Diego Redevelopment Agency
(Centre City Redevelopment Project) Series A 6.40% 9/1/25	870,000	874,150
San Francisco Municipal Transportation Agency Revenue
Series B 5.00% 3/1/37	1,500,000	1,675,980

		5,323,125

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Water & Sewer Revenue Bonds – 4.34%
California State Department of Water Resources
Unrefunded (Center Valley Project) Series AG 5.00% 12/1/28	75,000	$86,537
San Diego Public Facilities Financing Authority Water Revenue
Subordinate Series A 5.00% 8/1/29	1,000,000	1,155,180
San Francisco City & County Public Utilities Commission Water Revenue
Series B 5.00% 11/1/26	800,000	914,440
(Water & Sewer Improvement) Subordinate Series A 5.00% 11/1/32	1,015,000	1,191,316
Semitropic Improvement District
(Second Lien) Series A 5.00% 12/1/22 (AGM)	355,000	419,042

		3,766,515

Total Municipal Bonds (cost $77,412,049)		84,807,796

	Number of shares

Short-Term Investments – 2.04%

Money Market Instrument – 0.88%
California Municipal Cash Trust	765,396	765,396

		765,396

	Principal amount°

Variable Rate Demand Note – 1.16%¤
California Infrastructure & Economic Development Bank Revenue (Los Angeles Museum)
0.01% 9/1/37 (LOC - Wells Fargo Bank N.A.)	1,000,000	1,000,000

		1,000,000

Total Short-Term Investments (cost $1,765,396)		1,765,396

Total Value of Securities – 99.84%
(cost $79,177,445)		$86,573,192

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2015, the aggregate value of Rule 144A securities was $2,081,490, which represents 2.40% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. The rate shown is the rate as of Aug. 31, 2015.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

●	Variable rate security. The rate shown is the rate as of Aug. 31, 2015. Interest rates reset periodically.

Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

ASSURED GTY – Insured by Assured Guaranty Corporation

BHAC – Insured by Berkshire Hathaway Assurance Company

FNMA – Federal National Mortgage Association Collateral

LOC – Letter of Credit

N.A. – North America

NATL-RE – Insured by National Public Finance Guarantee Corporation

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Tax-Free Colorado Fund	August 31, 2015

	Principal amount°	Value (U.S. $)

Municipal Bonds – 96.66%

Corporate Revenue Bond – 2.07%
Public Authority Energy Natural Gas Revenue
Series 2008 6.50% 11/15/38	3,000,000	$3,957,420

		3,957,420

Education Revenue Bonds – 10.49%
Colorado Educational & Cultural Facilities Authority Revenue
144A 5.00% 7/1/36 #	500,000	499,325
5.00% 11/1/44	890,000	901,045
144A 5.25% 7/1/46 #	1,350,000	1,351,309
(Academy Charter School Project)
5.50% 5/1/36 (SGI)	2,280,000	2,288,025
7.45% 8/1/48	1,000,000	1,165,160
(Atlas Preparatory Charter School) 144A 5.25% 4/1/45 #	1,300,000	1,245,400
(Charter School Project) 5.00% 7/15/37	1,150,000	1,222,001
(Johnson & Wales University) Series A 5.25% 4/1/37	1,790,000	1,998,267
(Liberty Common Charter School Project) Series A 5.00% 1/15/39	1,000,000	1,071,240
(Littleton Preparatory Charter School Project)
5.00% 12/1/33	450,000	456,525
5.00% 12/1/42	540,000	539,158
(Pinnacle Charter School Project) 5.00% 6/1/26	700,000	788,753
(Skyview Charter School)
144A 5.375% 7/1/44 #	860,000	903,731
144A 5.50% 7/1/49 #	870,000	912,491
(University Lab Charter School) 144A 5.00% 12/15/45 #	500,000	493,050
(Woodrow Wilson Charter School Project) 5.25% 12/1/34 (SGI)	1,960,000	1,967,840
University of Colorado
Series A 5.00% 6/1/33	2,000,000	2,280,620

		20,083,940

Electric Revenue Bonds – 4.93%
Colorado Springs Utilities System Improvement Revenue
Series C 5.50% 11/15/48	3,250,000	3,621,377
Platte River Power Authority Revenue
Series HH 5.00% 6/1/27	2,795,000	3,149,993
Series HH 5.00% 6/1/29	2,355,000	2,658,866

		9,430,236

Healthcare Revenue Bonds – 33.41%
Aurora Hospital Revenue
(Children’s Hospital Association Project) Series D 5.00% 12/1/23 (AGM)	2,775,000	3,037,182

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Colorado Health Facilities Authority Revenue
(Adventist Health/Sunbelt) 5.125% 11/15/24 ●	1,375,000	$1,450,845
(American Baptist)
7.625% 8/1/33	150,000	174,977
8.00% 8/1/43	1,000,000	1,179,120
(Catholic Health Initiatives)
Series A 5.00% 7/1/39	1,540,000	1,654,160
Series A 5.00% 2/1/41	2,250,000	2,424,937
Series A 5.25% 2/1/33	1,000,000	1,097,270
Series A 5.25% 1/1/45	3,000,000	3,264,960
Series C-1 5.10% 10/1/41 (AGM)	2,000,000	2,112,880
Series D 6.25% 10/1/33	2,000,000	2,262,520
(Christian Living Community Project)
5.25% 1/1/37	1,500,000	1,537,215
6.375% 1/1/41	1,000,000	1,079,680
Series A 5.75% 1/1/37	1,500,000	1,521,855
(Covenant Retirement Communities)
Series A 5.00% 12/1/33	4,000,000	4,196,680
Series A 5.00% 12/1/35	1,000,000	1,064,640
(Craig Hospital Project) 5.00% 12/1/32	3,500,000	3,862,880
(Evangelical Lutheran)
5.00% 6/1/35	2,000,000	2,029,960
5.00% 12/1/42	2,500,000	2,611,100
5.00% 6/1/45	2,750,000	2,907,437
5.625% 6/1/43	1,150,000	1,260,952
(Mental Health Center Denver Project) Series A 5.75% 2/1/44	2,000,000	2,233,580
(National Jewish Health Project) 5.00% 1/1/27	300,000	310,257
(Parkview Medical Center) 5.00% 9/1/25	1,000,000	1,000,000
(SCL Health Systems) Series A 5.00% 1/1/44	3,050,000	3,373,422
(Sisters of Charity of Leavenworth Health System)
Series A 5.00% 1/1/40	1,155,000	1,262,415
Series B 5.25% 1/1/25	2,500,000	2,832,250
(Total Long-Term Care)
Series A 6.00% 11/15/30	2,365,000	2,624,393
Series A 6.25% 11/15/40	750,000	824,287
(Valley View Hospital Association) 5.50% 5/15/28	1,000,000	1,091,420
Denver Health & Hospital Authority Health Care Revenue
(Recovery Zone Facilities) 5.625% 12/1/40	2,500,000	2,734,425
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Auxilio Mutuo) Series A 6.00% 7/1/33	2,120,000	2,093,542

Schedules of investments

Delaware Tax-Free Colorado Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
University of Colorado Hospital Authority Revenue
Series A 6.00% 11/15/29	2,460,000	$2,832,370

		63,943,611

Housing Revenue Bonds – 0.48%
Colorado Housing & Finance Authority
(Single Family Mortgage - Class 1) Series A 5.50% 11/1/29 (FHA) (VA) (HUD)	10,000	10,341
(Single Family Program Class 1)
Series AA 4.50% 5/1/23 (FHLMC)	405,000	443,957
Series AA 4.50% 11/1/23 (FHLMC)	420,000	458,997

		913,295

Lease Revenue Bonds – 3.45%
Aurora Certificates of Participation
Series A 5.00% 12/1/30	2,370,000	2,658,050
Colorado Building Excellent Schools Today Certificates of Participation
Series G 5.00% 3/15/32	2,000,000	2,265,840
Regional Transportation District Certificates of Participation
Series A 5.00% 6/1/33	1,500,000	1,674,135

		6,598,025

Local General Obligation Bonds – 9.34%
Beacon Point Metropolitan District
5.00% 12/1/30 (AGM)	1,130,000	1,282,177
Central Colorado Water Conservancy District
(Limited Tax) 5.00% 12/1/33	1,000,000	1,122,620
Commerce City Northern Infrastructure General Improvement District
5.00% 12/1/32 (AGM)	2,125,000	2,407,816
Denver City & County
(Better Denver & Zoo) Series A 5.00% 8/1/25	3,215,000	3,625,170
Denver International Business Center Metropolitan District No. 1
5.00% 12/1/30	350,000	366,912
Douglas County School District No. 1
(Douglas & Elbert Counties) 5.00% 12/15/22	1,175,000	1,392,493
Eaton Area Park & Recreation District
5.25% 12/1/34	360,000	369,310
5.50% 12/1/38	455,000	471,908
Jefferson County School District No. R-1
5.25% 12/15/24	1,250,000	1,562,925

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
North Range Metropolitan
District No. 1 4.50% 12/15/31 (ACA) @	1,500,000	$1,457,535
District No. 2 5.50% 12/15/37 @	1,200,000	1,211,184
Rangely Hospital District
6.00% 11/1/26	2,250,000	2,595,600

		17,865,650

Pre-Refunded Bonds – 6.85%
Adams & Arapahoe Counties Joint School District No. 28J
(Aurora) 6.00% 12/1/28-18 §	2,500,000	2,902,450
Colorado Health Facilities Authority Revenue
(Adventist Health/Sunbelt) 5.125% 11/15/24-16 §	75,000	79,285
Douglas County School District No. 1
(Douglas & Elbert Counties) Series B 5.00% 12/15/24-16 §	1,000,000	1,058,900
Garfield County School District No. 2
5.00% 12/1/25-16 (AGM) §	2,280,000	2,409,778
Grand County School District No. 2
(East Grand) 5.25% 12/1/25-17 (AGM) §	1,000,000	1,101,730
Gunnison Watershed School District No. 1J Series 2009
5.25% 12/1/33-18 §	1,400,000	1,591,366
University of Colorado Hospital Authority Revenue
Series A 5.00% 11/15/37-16 §	2,690,000	2,780,760
Weld County School District No. 4
5.00% 12/1/19-17 (AGM) §	1,085,000	1,189,334

		13,113,603

Special Tax Revenue Bonds – 13.75%
Baptist Road Rural Transportation Authority Sales & Use Tax Revenue
5.00% 12/1/26 @	1,575,000	1,507,921
Central Platte Valley Metropolitan District
5.00% 12/1/43	725,000	745,438
Commerce City
5.00% 8/1/44 (AGM)	1,500,000	1,666,170
Denver Convention Center Hotel Authority Revenue
5.00% 12/1/35 (SGI)	3,665,000	3,736,431
Denver International Business Center Metropolitan District No. 1
5.375% 12/1/35	1,750,000	1,850,923
Fountain Urban Renewal Authority Tax Increment Revenue
(Academy Highlands Project) Series A 5.50% 11/1/44	2,595,000	2,577,250
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	1,250,000	1,348,225

Schedules of investments

Delaware Tax-Free Colorado Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Guam Government Business Privilege Tax Revenue
Series A 5.25% 1/1/36	1,675,000	$1,837,140
Park Meadows Business Improvement District Shared Sales Tax Revenue
5.30% 12/1/27	950,000	994,413
5.35% 12/1/31	720,000	752,501
Plaza Metropolitan District No. 1
5.00% 12/1/40	1,265,000	1,274,171
Regional Transportation District Certificates of Participation
Series A 5.375% 6/1/31	1,540,000	1,754,922
Regional Transportation District Sales Revenue
(Denver Transit Partners)
6.00% 1/15/34	1,450,000	1,640,139
6.00% 1/15/41	2,400,000	2,710,080
Tallyns Reach Metropolitan District No. 3
(Limited Tax Convertible) 5.125% 11/1/38	740,000	767,668
Virgin Islands Public Finance Authority
(Matching Fund Loan Senior Lien) 5.00% 10/1/29 (AGM)	1,000,000	1,141,180

		26,304,572

Transportation Revenue Bonds – 11.22%
Colorado High Performance Transportation Enterprise Revenue
(Senior U.S. 36 & I-25 Managed Lanes) 5.75% 1/1/44 (AMT)	2,140,000	2,288,816
Denver City & County Airport System Revenue
Series A 5.00% 11/15/25 (NATL-RE)	2,000,000	2,106,080
Series A 5.25% 11/15/36	2,500,000	2,804,875
Series B 5.00% 11/15/30	1,000,000	1,157,800
Series B 5.00% 11/15/32	1,000,000	1,150,570
Series B 5.00% 11/15/37	8,000,000	8,963,441
E-470 Public Highway Authority
Series C 5.25% 9/1/25	690,000	770,978
Series C 5.375% 9/1/26	2,000,000	2,235,260

		21,477,820

Water & Sewer Revenue Bonds – 0.67%
Eagle River Water & Sanitation District Enterprise Revenue
5.00% 12/1/29 (ASSURED GTY)	250,000	281,710

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Water & Sewer Revenue Bonds (continued)
Pueblo Board Waterworks Revenue
5.00% 11/1/21 (AGM)	1,000,000	$1,008,150

		1,289,860

Total Municipal Bonds (cost $171,828,933)		184,978,032

	Number of shares

Short-Term Investments – 1.81%

Money Market Mutual Fund – 0.99%
Dreyfus Tax Exempt Cash Management Fund	1,892,796	1,892,796

		1,892,796

	Principal amount°
Variable Rate Demand Notes – 0.82%¤
Colorado Educational & Cultural Facilities Authority
(National Jewish Federation Bond Program)
0.01% 2/1/35 (LOC-JPMorgan Chase Bank N. A.)	200,000	200,000
0.01% 12/1/37 (LOC-JPMorgan Chase Bank N. A.)	1,385,000	1,385,000

		1,585,000

Total Short-Term Investments (cost $3,477,796)		3,477,796

Total Value of Securities – 98.47%
(cost $175,306,729)		$188,455,828

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2015, the aggregate value of Rule 144A securities was $5,405,306, which represents 2.82% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

@	Illiquid security. At Aug. 31, 2015, the aggregate value of illiquid securities was $4,176,640, which represents 2.18% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. The rate shown is the rate as of Aug. 31, 2015.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

●	Variable rate security. The rate shown is the rate as of Aug. 31, 2015. Interest rates reset periodically.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

Schedules of investments

Delaware Tax-Free Colorado Fund

Summary of abbreviations:

ACA – Insured by American Capital Access

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

ASSURED GTY – Insured by Assured Guaranty Corporation

FHA – Federal Housing Administration

FHLMC – Federal Home Loan Mortgage Corporation collateral

HUD – Housing and Urban Development Section 8

LOC – Letter of Credit

N.A. – North America

NATL-RE – Insured by National Public Finance Guarantee Corporation

SGI – Insured by Syncora Guarantee Inc.

VA – Veterans Administration collateral

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free Idaho Fund	August 31, 2015

	Principal amount°	Value (U.S. $)

Municipal Bonds – 98.95%

Corporate Revenue Bonds – 5.42%
Nez Perce County Pollution Control Revenue
(Potlatch Project) 6.00% 10/1/24	3,750,000	$3,753,637
Power County Industrial Development Revenue
(FMC Project) 6.45% 8/1/32 (AMT)	2,000,000	2,003,820

		5,757,457

Education Revenue Bonds – 11.93%
Boise State University Revenue
(General Project)
Series A 4.00% 4/1/37	1,250,000	1,284,950
Series A 4.25% 4/1/32 (NATL-RE)	675,000	699,482
Series A 5.00% 4/1/26	965,000	1,116,100
Series A 5.00% 4/1/39	1,000,000	1,089,750
Series A 5.00% 4/1/42	1,350,000	1,483,097
Idaho Housing & Finance Association
Series A 5.00% 6/1/50	1,275,000	1,246,121
(North Star Charter School Capital Appreciation Bond) Series B 144A 5.00% 7/1/49 #^	2,888,155	227,644
(North Star Charter School) Series A 6.75% 7/1/48	529,151	504,990
University of Idaho
Series 2011 5.25% 4/1/41 ●	1,875,000	2,169,394
Series B 4.50% 4/1/41 (AGM) ●	1,100,000	1,180,696
Series B 5.00% 4/1/28	1,000,000	1,121,780
Series B 5.00% 4/1/32	500,000	557,535

		12,681,539

Electric Revenue Bond – 2.10%
Boise-Kuna Irrigation District Revenue
5.00% 6/1/34	2,000,000	2,235,220

		2,235,220

Healthcare Revenue Bonds – 11.81%
Idaho Health Facilities Authority Revenue
(St. Luke’s Health System Project)
Series A 5.00% 3/1/47	1,500,000	1,614,375
Series A 6.50% 11/1/23	250,000	286,515
Series A 6.75% 11/1/37	1,250,000	1,427,125
(St. Luke’s Regional Medical Center Project) 5.00% 7/1/35 (AGM)	2,500,000	2,738,625
(Trinity Health Center Group)
Series D 4.50% 12/1/37	1,385,000	1,454,901
Series D 5.00% 12/1/32	2,500,000	2,821,275

Schedules of investments

Delaware Tax-Free Idaho Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Auxilio Mutuo) Series A 6.00% 7/1/33	2,245,000	$2,216,982

		12,559,798

Housing Revenue Bonds – 2.36%
Idaho Housing & Finance Association Single Family Mortgage Revenue
Series A Class II 4.375% 7/1/32	995,000	1,033,815
Series B Class I 5.00% 7/1/37 (AMT)	435,000	435,274
Series C Class II 4.95% 7/1/31	995,000	1,034,760

		2,503,849

Lease Revenue Bonds – 6.94%
Idaho Housing & Finance Association Revenue
(TDF Facilities Project-Recovery Zone)
Series A 6.50% 2/1/26	1,370,000	1,641,205
Series A 7.00% 2/1/36	1,500,000	1,801,920
Idaho State Building Authority Revenue
5.00% 9/1/40	1,250,000	1,395,925
(Capitol Mall Parking Project)
Series A 4.50% 9/1/25	455,000	520,256
Series A 4.50% 9/1/26	485,000	547,187
Series A 4.50% 9/1/27	505,000	564,868
(Eastern Idaho Technical College Project) Series B 5.00% 9/1/25	740,000	903,518

		7,374,879

Local General Obligation Bonds – 27.30%
Ada & Canyon Counties Joint School District No. 2 Meridian
4.50% 7/30/22	1,500,000	1,687,875
5.50% 7/30/16	1,305,000	1,367,496
Bonneville Joint School District No. 93
(School Board Guaranteed)
Series A 5.00% 9/15/30	1,515,000	1,730,736
Series A 5.00% 9/15/31	870,000	990,312
Series C 5.00% 9/15/23	370,000	437,540
Canyon County School District No. 131 Nampa
(School Board Guaranteed) Series B 5.00% 8/15/23	1,295,000	1,550,115
Canyon County School District No. 132 Caldwell
Series A 5.00% 9/15/22 (AGM)	1,725,000	1,891,894
Series A 5.00% 9/15/23 (AGM)	1,810,000	1,985,117

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Canyon County School District No. 139 Vallivue
(School Board Guaranteed)
5.00% 9/15/33	1,000,000	$1,137,320
Series B 5.00% 9/15/24	1,480,000	1,751,151
Idaho Bond Bank Authority Revenue
Series A 5.00% 9/15/28	890,000	987,446
Series A 5.00% 9/15/31	1,025,000	1,157,573
Series A 5.00% 9/15/33	1,125,000	1,263,364
Series A 5.25% 9/15/26	1,430,000	1,606,405
Series B 5.00% 9/15/30 (NATL-RE)	725,000	754,848
Kootenai County School District No. 271 Coeur D’Alene
(School Board Guaranteed)
Series B 4.00% 9/15/24	540,000	600,518
Series B 4.00% 9/15/25	650,000	716,827
Madison County School District No. 321 Rexburg
(School Board Guaranteed)
Series B 5.00% 8/15/24	1,500,000	1,843,140
Series B 5.00% 8/15/25	1,080,000	1,334,254
Series B 5.00% 8/15/26	710,000	873,556
Twin Falls County School District No. 411 Twin Falls
Series A 4.75% 9/15/37	1,000,000	1,125,830
Twin Falls County School District No. 413 Filer
(School Board Guaranteed) 5.25% 9/15/25	2,000,000	2,232,480

		29,025,797

Pre-Refunded Bonds – 8.57%
Ada & Boise Counties Independent School District Boise City
(School Board Guaranteed) 5.00% 8/1/24-17 (AGM) §	1,500,000	1,625,415
Boise State University
Series A 4.25% 4/1/32-17 (NATL-RE) §	75,000	79,387
Boise-Kuna Irrigation District Revenue
(Arrowrock Hydroelectric Project) 6.30% 6/1/31-18 §	1,000,000	1,146,970
Idaho Bond Bank Authority Revenue
Series A 5.00% 9/15/28-19 §	360,000	409,309
Series A 5.25% 9/15/26-19 §	570,000	653,009
Idaho Health Facilities Authority Revenue
(Trinity Health Center Group) Series B 6.125% 12/1/28-18 §	1,210,000	1,409,190
Idaho Housing & Finance Association Grant Anticipated Revenue
(Federal Highway Trust) 5.00% 7/15/24-16 (NATL-RE) §	2,000,000	2,081,900

Schedules of investments

Delaware Tax-Free Idaho Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded Bonds (continued)
Idaho Housing & Finance Association Grant Anticipated Revenue
(Federal Highway Trust) Series A 5.25% 7/15/25-18 (ASSURED GTY) §	1,500,000	$1,684,425
Puerto Rico Sales Tax Financing Revenue First Subordinate
Series A 5.50% 8/1/28-19 §	15,000	17,480

		9,107,085

Special Tax Revenue Bonds – 14.25%
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	545,000	587,826
Series A 5.25% 1/1/36	705,000	773,244
Series B-1 5.00% 1/1/42	1,425,000	1,532,830
Idaho Bond Bank Authority Revenue
Series D 5.00% 9/15/30	350,000	399,840
Idaho Water Resource Board
(Ground Water Rights Mitigation) Series A 5.00% 9/1/32	3,565,000	3,887,525
Ketchum Urban Renewal Agency Tax Increment Revenue
5.50% 10/15/34	1,500,000	1,586,835
Nampa Development Tax Increment Revenue
144A 5.00% 9/1/31 #	1,000,000	1,083,490
5.90% 3/1/30	3,000,000	3,236,460
Virgin Islands Public Finance Authority Revenue
(Senior Lien-Matching Fund Loan Note)
5.00% 10/1/29 (AGM)	1,500,000	1,711,770
Series A 5.00% 10/1/29	325,000	351,761

		15,151,581

Transportation Revenue Bonds – 7.20%
Boise City Airport Revenue
(Air Terminal Facilities Project)
5.75% 9/1/19 (AGM) (AMT)	1,000,000	1,162,550
5.75% 9/1/20 (AGM) (AMT)	1,000,000	1,184,880
(Parking Facilities Project) 4.00% 9/1/32	2,180,000	2,255,254

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
Idaho Housing & Finance Association Grant Anticipated Revenue
(Federal Highway Trust) Series A 5.25% 7/15/20 (ASSURED GTY)	2,750,000	$3,051,373

		7,654,057

Water & Sewer Revenue Bonds – 1.07%
Idaho Bond Bank Authority Revenue
Series C 5.375% 9/15/38	1,000,000	1,133,500

		1,133,500

Total Municipal Bonds (cost $99,351,621)		105,184,762

Total Value of Securities – 98.95%
(cost $99,351,621)		$105,184,762

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2015, the aggregate value of Rule 144A securities was $1,311,134, which represents 1.23% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

●	Variable rate security. The rate shown is the rate as of Aug. 31, 2015. Interest rates reset periodically.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

ASSURED GTY – Insured by Assured Guaranty Corporation

NATL-RE – Insured by National Public Finance Guarantee Corporation

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free New York Fund	August 31, 2015

	Principal amount°	Value (U.S. $)

Municipal Bonds – 97.61%

Corporate Revenue Bonds – 8.00%
Build NYC Resource
(Pratt Paper Income Project) 144A 5.00% 1/1/35 (AMT) #	750,000	$797,677
New York City Industrial Development Agency Special Facilities Revenue
(American Airlines – JFK International Airport) 7.75% 8/1/31 (AMT) ●	250,000	265,367
New York Liberty Development Revenue
(Second Priority – Bank of America Tower)
Class 2 5.625% 7/15/47	500,000	560,795
Class 3 6.375% 7/15/49	865,000	979,396
Niagara Area Development Revenue
(Covanta Energy Project) Series B 144A 4.00% 11/1/24 #	1,060,000	1,069,158
Suffolk County Industrial Development Agency Revenue
(Keyspan-Port Jefferson Energy Center) 5.25% 6/1/27 (AMT)	250,000	253,260
Suffolk Tobacco Asset Securitization
Series B 5.25% 6/1/37	700,000	759,892
Tobacco Settlement Financing Authority Revenue
(Asset-Backed) Series B 5.00% 6/1/21	500,000	517,955
TSASC Revenue
(Asset-Backed)
Series 1 5.00% 6/1/34	500,000	457,805
Series 1 5.125% 6/1/42	1,050,000	916,083

		6,577,388

Education Revenue Bonds – 23.69%
Albany Industrial Development Agency Civic Facilities Revenue
(Brighter Choice Charter School) Series A 5.00% 4/1/37	250,000	205,795
Buffalo & Erie County Industrial Land Development
(Buffalo State College Foundation Housing) 6.00% 10/1/31	525,000	614,003
(Medaille College Project) 5.25% 4/1/35	370,000	370,418
Build NYC Resource
5.50% 11/1/44	1,100,000	1,157,530
(Bronx Charter School for Excellence)
5.00% 4/1/33	500,000	526,305
5.50% 4/1/43	500,000	541,055
(Packer Collegiate Institution) 5.00% 6/1/40	750,000	828,510
Dutchess County Local Development
(Marist College Project) Series A 5.00% 7/1/19	760,000	863,580

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Madison County Capital Resource Revenue
(Colgate University Project) Series A 5.00% 7/1/28	400,000	$454,720
Monroe County Industrial Development Revenue
(Nazareth College Rochester Project)
5.00% 10/1/22	340,000	386,056
5.00% 10/1/23	470,000	536,745
5.25% 10/1/31	500,000	538,190
5.50% 10/1/41	500,000	539,285
(St. John Fisher College) Series A 5.50% 6/1/39	300,000	332,928
New York City Trust for Cultural Resources
(Whitney Museum of American Art) 5.00% 7/1/31	500,000	550,740
New York State Dormitory Authority
(Barnard College) Series A 5.00% 7/1/35	400,000	454,888
(Brooklyn Law School) 5.75% 7/1/33	340,000	380,409
(Cornell University) Series A 5.00% 7/1/34	170,000	192,151
(Fordham University) 5.00% 7/1/44	650,000	722,982
(Manhattan Marymount) 5.00% 7/1/24	350,000	386,204
(Mt. Sinai School of Medicine) Series A 5.00% 7/1/19	500,000	566,345
(New York University) Series A 5.25% 7/1/34	500,000	564,605
(Pratt Institute) Series A 5.00% 7/1/34	1,000,000	1,121,160
(Rockefeller University) Series A 5.00% 7/1/27	250,000	283,323
(Skidmore College) Series A 5.00% 7/1/21	325,000	375,333
(Teachers College) 5.50% 3/1/39	250,000	280,280
(Touro College and University) Series A 5.50% 1/1/44	1,000,000	1,074,430
(University of Rochester)
Series A 5.125% 7/1/39	250,000	280,063
Unrefunded Series A-2 4.375% 7/1/20	85,000	87,967
Onondaga Civic Development Revenue
(Le Moyne College Project) 5.20% 7/1/29	500,000	532,435
Onondaga County Trust for Cultural Research Revenue
(Syracuse University Project) Series B 5.00% 12/1/19	350,000	404,859
Otsego County Capital Resource
(Hartwick College) Series A 5.00% 10/1/45	775,000	814,447
St. Lawrence County Industrial Development Agency Civic Facility Revenue
(St. Lawrence University Project) Series A 5.00% 10/1/16	500,000	524,470
Suffolk County Industrial Development Agency Civic Facility Revenue
(New York Institute of Technology Project) 5.00% 3/1/26	600,000	610,608

Schedules of investments

Delaware Tax-Free New York Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Troy Capital Resource Revenue
(Rensselaer Polytechnic) Series B 5.00% 9/1/18	165,000	$183,282
Troy Industrial Development Authority
(Rensselaer Polytechnic) Series E 5.20% 4/1/37	500,000	548,820
Yonkers Economic Development Education Revenue
(Charter School Educational Excellence) Series A 6.25% 10/15/40	600,000	634,590

		19,469,511

Electric Revenue Bonds – 2.50%
Long Island Power Authority Electric System Revenue
Series A 5.00% 9/1/44	750,000	825,263
Series A 5.75% 4/1/39	350,000	392,907
Series B 5.75% 4/1/33	250,000	281,775
New York State Power Authority Revenue
Series A 5.00% 11/15/38	500,000	559,070

		2,059,015

Healthcare Revenue Bonds – 17.85%
Buffalo & Erie County Industrial Land Development
(Catholic Health System Obligation) 5.25% 7/1/35	250,000	279,607
Dutchess County Local Development
Series A 5.00% 7/1/34	350,000	383,309
Series A 5.00% 7/1/44	1,000,000	1,081,090
East Rochester Housing Authority Revenue
(Senior Living-Woodland Village Project) 5.50% 8/1/33	500,000	507,090
Monroe County Industrial Development
(Rochester General Hospital)
Series A 5.00% 12/1/27	330,000	366,792
Series A 5.00% 12/1/28	655,000	725,616
(University Hospital of Rochester project)
5.50% 8/15/40 (FHA)	585,000	679,361
Nassau County Local Economic Assistance
(Catholic Health Services of Long Island)
5.00% 7/1/29	375,000	421,500
5.00% 7/1/33	725,000	795,717
New York City Health & Hospital Revenue
(Health System) Series A 5.00% 2/15/30	500,000	551,060

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
New York State Dormitory Authority Revenue Non-State Supported Debt
(Memorial Sloan-Kettering)
Series 1 5.00% 7/1/23	600,000	$708,330
Subordinate Series A2 5.00% 7/1/26	500,000	555,155
(Mt. Sinai Hospital) Series A 5.00% 7/1/26	600,000	677,790
(North Shore Long Island Jewish Group) Series A 5.00% 5/1/41	500,000	543,715
(Orange Regional Medical Center)
144A 5.00% 12/1/45 #	700,000	725,095
6.125% 12/1/29	540,000	594,940
6.25% 12/1/37	250,000	273,707
Onondaga Civic Development Revenue
(St. Joseph’s Hospital Health Center)
4.50% 7/1/32	380,000	383,317
5.00% 7/1/42	750,000	774,923
5.125% 7/1/31	500,000	524,490
Orange County Funding Assisted Living Residence Revenue
(The Hamlet at Wallkill Project) 6.50% 1/1/46	500,000	497,970
Saratoga County
(Saratoga Hospital Project) Series A 5.00% 12/1/26	500,000	574,615
Southold Local Development Revenue
(Peconic Landing Project) 5.00% 12/1/45	750,000	788,790
Suffolk County Economic Development Revenue
(Catholic Health Services) 5.00% 7/1/28	500,000	550,320
(Peconic Landing Southhold) 6.00% 12/1/40	650,000	708,877

		14,673,176

Housing Revenue Bond – 0.44%
New York Mortgage Agency Revenue
44th Series 4.35% 10/1/24 (AMT)	345,000	361,074

		361,074

Lease Revenue Bonds – 9.23%
Erie County Industrial Development Agency School Facility Revenue
(Buffalo City School District) Series A 5.25% 5/1/25	500,000	560,155
Hudson Yards Infrastructure Revenue
Series A 5.75% 2/15/47	1,000,000	1,140,540
New York City Industrial Development Agency
(New York Stock Exchange Project) Series A 5.00% 5/1/18	350,000	385,224

Schedules of investments

Delaware Tax-Free New York Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Lease Revenue Bonds (continued)
New York City Industrial Development Agency
(Senior Trips)
Series A 5.00% 7/1/22 (AMT)	1,085,000	$1,199,066
Series A 5.00% 7/1/28 (AMT)	1,500,000	1,611,465
New York Liberty Development
(4 World Trade Center) 5.00% 11/15/31	500,000	567,115
(Class 1 - 3 World Trade Center) 144A 5.00% 11/15/44 #	500,000	502,530
(Class 2 - 3 World Trade Center) 144A 5.375% 11/15/40 #	500,000	527,435
New York State Dormitory Authority State Supported Debt Revenue
(Consolidated Services Contract) 5.00% 7/1/17 (AGM)	500,000	538,140
United Nations Development Revenue
Series A 5.00% 7/1/26	500,000	556,400

		7,588,070

Local General Obligation Bonds – 6.29%
New York City
Fiscal 2008 Subordinate Series C-1 5.00% 10/1/19	500,000	543,725
Fiscal 2014 Subordinate Series D-1 5.00% 8/1/31	1,000,000	1,146,050
Series B 5.00% 8/1/27	500,000	582,590
Series G 5.00% 8/1/22	500,000	591,650
Subordinate Series A-1 5.00% 10/1/27	500,000	583,765
Subordinate Series I-1 5.375% 4/1/36	500,000	565,385
New York State Dormitory Authority Revenue Non-State Supported Debt
(School Districts Financing Program)
Series A 5.00% 10/1/23	500,000	584,025
Series A 5.00% 10/1/25 (AGM)	500,000	572,410

		5,169,600

Pre-Refunded Bonds – 4.05%
Albany Industrial Development Agency Civic Facilities Revenue
(St. Peter’s Hospital Project) Series A 5.25% 11/15/32-17 §	800,000	880,360
New York City Transitional Finance Authority
(Future Tax Secured) Subordinated Series B 5.00% 11/1/18-17 §	335,000	360,038
New York State Dormitory Authority Revenue Non-State Supported Debt
(Memorial Sloan-Kettering) Series 1 5.00% 7/1/35-16 §	225,000	233,919

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded Bonds (continued)
New York State Dormitory Authority Revenue Non-State Supported Debt
(Mt. Sinai School of Medicine) 5.125% 7/1/39-19 §	500,000	$574,620
(North Shore Long Island Jewish Group) Series A 5.50% 5/1/37-19 §	500,000	577,905
(University of Rochester) Series A-2 4.375% 7/1/20-17 §	65,000	68,401
Puerto Rico Commonwealth Highway & Transportation Authority Revenue
Series Y 5.50% 7/1/36-16 §	475,000	495,354
Triborough Bridge & Tunnel Authority
Series C 5.00% 11/15/24-18 §	120,000	135,510

		3,326,107

Resource Recovery Revenue Bond – 0.43%
Jefferson County Industrial Development Agency
(Green Bond) 5.25% 1/1/24 (AMT)	370,000	353,964

		353,964

Special Tax Revenue Bonds – 14.14%
Brooklyn Arena Local Development
(Barclays Center Project)
6.25% 7/15/40	500,000	574,165
6.375% 7/15/43	500,000	579,870
6.50% 7/15/30	500,000	581,540
Guam Government Business Privilege Tax Revenue
Series A 5.25% 1/1/36	240,000	263,232
Metropolitan Transportation Authority Revenue
(Dedicated Tax Fund) Series B 5.00% 11/15/34	500,000	565,435
New York City Industrial Development Agency Civic Facility Revenue
(YMCA of Greater New York Project) 5.00% 8/1/36	600,000	616,740
New York City Transitional Finance Authority Revenue
(Building Aid)
Fiscal 2015 Series S-1 5.00% 7/15/43	1,000,000	1,127,880
Subordinate Series S-1 A 5.25% 7/15/37	1,000,000	1,155,090
(Future Tax Secured)
Fiscal 2011 Series D 5.00% 2/1/26	250,000	287,885
Fiscal 2011 Series D 5.25% 2/1/29	500,000	582,110
Fiscal 2014 Subordinate Series A-1 5.00% 11/1/42	750,000	842,017
Subordinate Series B1 5.00% 11/1/40	750,000	848,107
Subordinate Series C 5.25% 11/1/25	500,000	591,585
Unrefunded Subordinate Series B 5.00% 11/1/18	165,000	177,151
New York Convention Center Development Revenue
(Hotel Unit Fee Secured) 5.00% 11/15/35	1,000,000	1,136,020

Schedules of investments

Delaware Tax-Free New York Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
New York Environmental Facilities
Series A 5.25% 12/15/19	350,000	$407,848
New York State Dormitory Authority General Purpose
Series C 5.00% 3/15/34	500,000	573,385
Sales Tax Asset Receivable
Fiscal 2015 Series A 5.00% 10/15/22	500,000	604,115
Virgin Islands Public Finance Authority Revenue
(Matching Fund Loan Note - Senior Lien) Series A 5.00% 10/1/29	100,000	108,234

		11,622,409

State General Obligation Bonds – 0.83%
New York City
Series E 5.00% 8/1/28	125,000	142,166
New York State
Series A 5.00% 3/1/38	500,000	543,025

		685,191

Transportation Revenue Bonds – 8.15%
Metropolitan Transportation Authority Revenue
Series 2008C 6.50% 11/15/28	200,000	234,614
Series C 5.00% 11/15/32	500,000	569,800
Series D 5.00% 11/15/32	500,000	569,800
Series D 5.25% 11/15/27	500,000	576,235
Series F 5.00% 11/15/15	150,000	151,521
New York State Thruway Authority General Revenue
Series I 5.00% 1/1/32	700,000	790,734
New York State Thruway Authority Revenue
Series H 5.00% 1/1/30 (NATL-RE)	750,000	809,415
Niagara Frontier Transportation Authority
(Buffalo Niagara International Airport) Series A 5.00% 4/1/29 (AMT)	350,000	381,843
Port Authority of New York & New Jersey
(Consolidated Series 186) 5.00% 10/15/22 (AMT)	750,000	875,010
(Consolidated-One Hundred Fifty-Third) 5.00% 7/15/35	250,000	274,285
(JFK International Air Terminal)
6.00% 12/1/42	700,000	815,500
6.50% 12/1/28	550,000	557,634
Triborough Bridge & Tunnel Authority
Unrefunded Series C 5.00% 11/15/24	80,000	89,852

		6,696,243

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Water & Sewer Revenue Bonds – 2.01%
New York City Municipal Water Finance Authority Water & Sewer System Revenue
Fiscal 2009 Series A 5.75% 6/15/40	200,000	$224,242
Series FF-2 5.50% 6/15/40	250,000	285,547
(Second General Resolution) Fiscal 2012 Series BB 5.25% 6/15/44	500,000	564,170
New York State Environmental Facilities Revenue Clean Water & Drinking Water Revolving Funds
5.00% 6/15/30	500,000	580,600

		1,654,559

Total Municipal Bonds (cost $75,529,187)		80,236,307

Short-Term Investment – 1.46%

Variable Rate Demand Note – 1.46%¤
Syracuse Industrial Development Agency (Syracuse University Project) Series A-2 0.01% 12/1/37
(LOC-JPMorgan Chase Bank N.A.)●	1,200,000	1,200,000

Total Short-Term Investment (cost $1,200,000)		1,200,000

Total Value of Securities – 99.07%
(cost $76,729,187)		$81,436,307

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2015, the aggregate value of Rule 144A securities was $3,621,895, which represents 4.41% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. The rate shown is the rate as of Aug. 31, 2015.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

●	Variable rate security. The rate shown is the rate as of Aug. 31, 2015. Interest rates reset periodically.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

Schedules of investments

Delaware Tax-Free New York Fund

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

FHA – Federal Housing Administration

LOC – Letter of Credit

N.A. – North America

NATL-RE – Insured by National Public Finance Guarantee Corporation

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free Pennsylvania Fund	August 31, 2015

	Principal amount°	Value (U.S. $)

Municipal Bonds – 98.74%

Corporate Revenue Bonds – 5.59%
Allegheny County Industrial Development Authority Environmental Improvement Revenue
(U.S. Steel Corp.) 6.75% 11/1/24	2,475,000	$2,689,434
Dauphin County Industrial Development Authority Water Revenue
(Dauphin Consolidated Water Supply Project) Series B 6.70% 6/1/17	1,750,000	1,900,290
Pennsylvania Economic Development Financing Authority
(National Gypson) 5.50% 11/1/44 (AMT)	4,000,000	4,117,160
(PPL Energy Supply Project) Series A 6.40% 12/1/38	2,000,000	2,027,400
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue
(Proctor & Gamble Paper Project) 5.375% 3/1/31 (AMT)	11,000,000	13,458,720
Pennsylvania Economic Development Financing Authority Water Facility Revenue
(Pennsylvania-American Water Project) 6.20% 4/1/39	2,850,000	3,263,507

		27,456,511

Education Revenue Bonds – 22.29%
Allegheny County Higher Education Building Authority Revenue
(Carlow University Project)
6.75% 11/1/31	750,000	858,375
7.00% 11/1/40	1,000,000	1,154,180
(Carnegie Mellon University)
5.00% 3/1/28	3,000,000	3,467,880
Series A 5.00% 3/1/24	1,000,000	1,178,240
(Chatham University) Series A 5.00% 9/1/30	1,500,000	1,610,685
(Duquesne University) Series A 5.00% 3/1/33	425,000	469,982
(Robert Morris University)
Series A 5.50% 10/15/30	1,275,000	1,374,641
Series A 5.75% 10/15/40	2,200,000	2,380,268
Bucks County Industrial Development Authority Revenue
(George School Project) 5.00% 9/15/36	4,455,000	4,975,032
Chester County Industrial Development Authority Revenue
(Renaissance Academy Charter School)
5.00% 10/1/34	1,000,000	1,057,360
5.00% 10/1/39	1,250,000	1,313,525
5.00% 10/1/44	1,000,000	1,040,520
Chester County Industrial Development Authority Student Housing Revenue
(West Chester University Project)
Series A 5.00% 8/1/30	1,100,000	1,166,033
Series A 5.00% 8/1/45	1,250,000	1,295,087

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Delaware County Authority
(Eastern University) 5.25% 10/1/32	3,000,000	$3,236,670
East Hempfield Township Industrial Development Authority
(Student Services Income - Student Housing Project)
5.00% 7/1/39	875,000	906,771
5.00% 7/1/45	2,500,000	2,574,375
5.00% 7/1/46	1,425,000	1,470,443
5.00% 7/1/47	1,000,000	1,034,530
Huntingdon County General Authority Revenue
(Juniata College) Series A 5.00% 5/1/30	2,650,000	2,944,707
Lehigh County General Purpose Authority Revenue
(Muhlenberg College Project)
5.00% 2/1/29	740,000	797,439
5.25% 2/1/34	1,000,000	1,085,060
5.25% 2/1/39	2,750,000	2,981,083
Montgomery County Higher Education & Health Authority Revenue
(Arcadia University)
4.25% 4/1/35	1,080,000	1,077,116
5.625% 4/1/40	2,375,000	2,559,799
5.75% 4/1/40	2,000,000	2,184,760
Northampton County General Purpose Authority Revenue
(Higher Education-Lehigh University) 5.00% 11/15/39	4,000,000	4,414,840
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(Delaware Valley College) 5.00% 11/1/27	1,250,000	1,340,713
(Edinboro University - Student Housing) 6.00% 7/1/42	1,400,000	1,467,382
(Edinboro University Foundation) 6.00% 7/1/43	1,000,000	1,079,050
(Indiana University - Student Housing Project)
Series A 5.00% 7/1/27	1,740,000	1,914,557
Series A 5.00% 7/1/41	1,500,000	1,578,750
(Philadelphia University) 5.00% 6/1/32	2,000,000	2,115,640
(Shippensburg University)
5.00% 10/1/44	1,500,000	1,540,305
6.25% 10/1/43	2,000,000	2,212,560
(Slippery Rock University Foundation) Series A 5.00% 7/1/39 (SGI)	4,000,000	4,043,680
(St. Francis University) Series JJ2 6.25% 11/1/41	2,355,000	2,616,075
(Thomas Jefferson University) 5.00% 3/1/24	1,115,000	1,301,183
(Trustees of the University of Pennsylvania)
5.00% 9/1/29	1,000,000	1,150,790
Series A 5.00% 9/1/29	1,000,000	1,133,220

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(Trustees of the University of Pennsylvania) Series A 5.00% 9/1/41	5,000,000	$5,530,250
(University of Pennsylvania)
Series B 5.00% 9/1/30	1,000,000	1,124,340
Series B 5.00% 9/1/31	250,000	279,750
Series B 5.00% 9/1/32	1,000,000	1,119,000
(University of the Sciences)
5.00% 11/1/36	1,500,000	1,669,290
5.00% 11/1/42	1,000,000	1,098,960
Philadelphia Authority for Industrial Development Revenue
(First Philadelphia Preparatory Project) Series A 7.25% 6/15/43	2,500,000	2,821,850
(Green Woods Charter School)
Series A 5.50% 6/15/22	1,155,000	1,228,781
Series A 5.75% 6/15/42	2,500,000	2,579,025
(International Apartments Temple University)
Series A 5.375% 6/15/30	1,500,000	1,574,970
Series A 5.625% 6/15/42	3,000,000	3,156,930
(Mast Charter School) 6.00% 8/1/35	1,610,000	1,779,581
(New Foundation Charter School Project) 6.625% 12/15/41	1,000,000	1,098,950
(Performing Arts Charter School Project) 144A 6.75% 6/15/43 #	2,550,000	2,689,409
(Tacony Academy Charter School Project)
6.75% 6/15/33	1,020,000	1,134,240
7.00% 6/15/43	1,535,000	1,725,632
Philadelphia Redevelopment Authority Revenue
(Beech Student Housing Complex)
Series A 5.50% 7/1/35 (ACA)	1,525,000	1,526,388
Series A 5.625% 7/1/28 (ACA)	1,000,000	1,001,010
University of Pittsburgh Commonwealth System of Higher Education
(University Capital Project) Series B 5.25% 9/15/25	2,000,000	2,286,280

		109,527,942

Electric Revenue Bonds – 0.64%
Philadelphia Gas Works Revenue
(8th-1998 General Ordinance) Series A 5.00% 8/1/16	3,000,000	3,123,810

		3,123,810

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds – 23.84%
Allegheny County Hospital Development Authority Revenue
(University of Pittsburgh Medical Center) 5.50% 8/15/34	3,980,000	$4,442,874
Berks County Municipal Authority Revenue
(Reading Hospital & Medical Center Project) Series A-3 5.50% 11/1/31	10,000,000	11,395,000
Butler County Hospital Authority Revenue 5.00% 7/1/39	1,625,000	1,751,165
Central Bradford Progress Authority
(Guthrie Healthcare System) 5.375% 12/1/41	1,000,000	1,130,740
Cumberland County Municipal Authority Revenue
(Diakon Lutheran Ministries Project)
5.00% 1/1/38	2,000,000	2,121,580
Unrefunded 6.375% 1/1/39	495,000	568,106
Dauphin County General Authority Health System Revenue
(Pinnacle Health System Project) Series A 6.00% 6/1/36	5,000,000	5,709,200
Franklin County Industrial Development Authority Revenue
(Chambersburg Hospital Project) 5.375% 7/1/42	4,980,000	5,425,162
Geisinger Authority Health System Series A-1 5.125% 6/1/41	4,000,000	4,407,920
Indiana County Hospital Authority Revenue
(Regional Medical Center) Series A 6.00% 6/1/39	1,625,000	1,826,386
Lancaster County Hospital Authority Revenue
(Brethren Village Project)
5.25% 7/1/35	250,000	250,323
5.50% 7/1/45	1,000,000	1,000,970
Series A 6.50% 7/1/40	3,000,000	3,107,970
(Masonic Villages of the Grand Lodge) 5.00% 11/1/35	2,000,000	2,215,580
(St. Anne’s Retirement Community)
5.00% 4/1/27	1,425,000	1,485,762
5.00% 4/1/33	1,830,000	1,877,379
Lehigh County General Purpose Authority Revenue
(Bible Fellowship Church Homes Project)
5.125% 7/1/32	1,000,000	1,036,210
5.25% 7/1/42	1,500,000	1,548,090
Monroe County Hospital Authority
(Pocono Medical Center)
Series A 5.00% 1/1/32	1,150,000	1,230,649
Series A 5.00% 1/1/41	1,500,000	1,596,495
Monroeville Finance Authority
5.00% 2/15/25	1,000,000	1,188,840

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Montgomery County Higher Education & Health Authority Revenue
(Abington Memorial Hospital) Series A 5.125% 6/1/33	5,000,000	$5,403,500
(Abington Memorial Hospital Obligation Group) 5.00% 6/1/31	4,000,000	4,389,240
Montgomery County Industrial Development Authority Retirement Community Revenue
(ACTS Retirement Life Communities)
5.00% 11/15/27	1,250,000	1,340,575
5.00% 11/15/28	1,600,000	1,710,304
5.00% 11/15/29	680,000	725,172
Series A-1 6.25% 11/15/29	700,000	788,487
Series B 5.00% 11/15/22	3,000,000	3,089,100
(Foulkeways at Gwynedd Project)
Series A 5.00% 12/1/24	1,000,000	1,014,630
Series A 5.00% 12/1/30	1,500,000	1,534,455
Montgomery County Industrial Development Authority Revenue
(Albert Einstein Healthcare Network) Series A 5.25% 1/15/45	5,000,000	5,305,500
(Whitemarsh Continuing Care) 5.375% 1/1/50	4,000,000	3,991,880
Moon Industrial Development Authority Revenue
(Baptist Homes Society Obligation) 6.125% 7/1/50	4,000,000	4,008,960
Northampton County Industrial Development Authority
(Morningstar Senior Living)
5.00% 7/1/27	1,400,000	1,466,696
5.00% 7/1/32	1,275,000	1,311,312
Pennsylvania Economic Development Financing Authority Revenue
(University of Pittsburgh Medical Center) Series A 5.00% 7/1/43	1,265,000	1,389,413
Pennsylvania Higher Educational Facilities Authority Revenue
(Thomas Jefferson University) Series A 5.25% 9/1/50	2,500,000	2,747,050
(University of Pennsylvania Health System)
5.00% 8/15/24	4,850,000	5,609,219
5.25% 8/15/26	3,910,000	4,536,695
5.75% 8/15/23	2,500,000	3,021,775
Pocono Mountains Industrial Park Authority Revenue
(St. Luke’s Hospital - Monroe Project) Series A 5.00% 8/15/40	2,750,000	2,995,190

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
St. Mary Hospital Authority Health System Revenue
(Catholic Health East) 6.25% 11/15/34	4,795,000	$5,476,705

		117,172,259

Housing Revenue Bonds – 1.75%
Bucks County Industrial Development Authority Multi-Family Housing Revenue Guaranteed
(New Hope Manor Project)
Series A 5.40% 3/1/22 (AMT)	950,000	950,456
Series A 5.50% 3/1/41 (AMT)	5,340,000	5,342,136
Philadelphia Authority for Industrial Development Revenue
(Germantown Senior Living Presbyterian Homes Project) Series A 5.625% 7/1/35 (HUD)	2,295,000	2,324,858

		8,617,450

Lease Revenue Bonds – 3.63%
Allegheny County Industrial Development Authority Lease Revenue
(Residential Resource Project)
5.10% 9/1/26	1,335,000	1,344,505
5.125% 9/1/31	890,000	893,693
Pennsylvania Commonwealth Financing Authority Revenue Series B 5.00% 6/1/31 (ASSURED GTY)	10,000,000	11,032,000
Philadelphia Municipal Authority Lease Revenue 6.50% 4/1/39	4,000,000	4,559,080

		17,829,278

Local General Obligation Bonds – 6.89%
Allegheny County
Series C-65 5.00% 5/1/18	3,765,000	4,161,341
Series C-69 5.00% 12/1/28	1,000,000	1,135,150
Series C-70 5.00% 12/1/33	2,205,000	2,459,898
Bethel Park School District 5.10% 8/1/33	3,000,000	3,369,330
Chester County
5.00% 11/15/32	5,725,000	6,564,056
5.00% 11/15/33	2,625,000	3,001,583
Series C 5.00% 7/15/29	3,000,000	3,381,450
City of Philadelphia Series A 5.25% 7/15/29	2,500,000	2,875,675
City of Pittsburgh Series B 5.00% 9/1/26	3,000,000	3,440,850
Fox Chapel Area School District 5.00% 8/1/25	1,000,000	1,178,460

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
State Public School Building Authority
(Montgomery County Community College) 5.00% 5/1/28	2,000,000	$2,301,420

		33,869,213

Pre-Refunded/Escrowed to Maturity Bonds – 13.80%
Butler County Hospital Authority Revenue
(Butler Health System Project) 7.25% 7/1/39-19§	8,000,000	9,823,040
Commonwealth of Pennsylvania Second Series 5.00% 1/1/22-16§	10,000,000	10,162,700
Cumberland County Municipal Authority Revenue
(Diakon Lutheran Ministries Project)
6.375% 1/1/39-19§	4,505,000	5,284,635
Series A 5.00% 1/1/36-17§	2,500,000	2,642,575
Montgomery County Industrial Development Authority Revenue
(New Regional Medical Center Project) 5.375% 8/1/38-20 (FHA)§	995,000	1,181,234
Pennsylvania Economic Development Financing Authority Health System Revenue
(Albert Einstein Healthcare) Series A 6.25% 10/15/23-19§	5,000,000	5,822,050
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(University of Pennsylvania)
Series B 5.00% 9/1/26-19§	1,450,000	1,667,500
Series B 5.00% 9/1/27-19§	1,550,000	1,782,500
(University of the Arts) 5.20% 3/15/25 (ASSURED GTY)	4,490,000	5,285,359
Pennsylvania Industrial Development Authority Revenue
(Economic Development)
5.50% 7/1/23-18§	615,000	694,052
Unrefunded 5.50% 7/1/23-18§	4,385,000	4,948,648
Philadelphia Hospitals & Higher Education Facilities Authority Revenue
(Presbyterian Medical Center) 6.65% 12/1/19	8,920,000	10,005,475
Puerto Rico Highway & Transportation Authority Revenue
Series AA 5.50% 7/1/18 (NATL-RE)	3,835,000	4,324,499
South Fork Municipal Hospital Authority Revenue
(Conemaugh Health Systems Project) 5.50% 7/1/29-20§	3,500,000	4,167,450

		67,791,717

Resource Recovery Revenue Bonds – 1.08%
Delaware County Industrial Development Authority
(Covanta Project) 5.00% 7/1/43	2,155,000	2,163,577

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Resource Recovery Revenue Bonds (continued)
Pennsylvania Economic Development Financing Authority
(Colver Project) Series F 4.625% 12/1/18 (AMBAC) (AMT)	3,135,000	$3,162,180

		5,325,757

Special Tax Revenue Bonds – 3.24%
Allentown Neighborhood Improvement Zone Development Authority Revenue
Series A 5.00% 5/1/42	3,500,000	3,639,475
Guam Government Limited Obligation Revenue
(Section 30)
Series A 5.625% 12/1/29	90,000	99,432
Series A 5.75% 12/1/34	3,050,000	3,378,333
Northampton County Industrial Development Authority
(Route 33 Project) 7.00% 7/1/32	2,000,000	2,169,780
Pennsylvania Intergovernmental Cooperation Authority
(Philadelphia Funding Program) 5.00% 6/15/21	2,000,000	2,307,720
Pittsburgh & Allegheny County Sports & Exhibition Authority
5.00% 2/1/35 (AGM)	3,000,000	3,315,060
Washington County Redevelopment Authority Revenue
(Victory Centre Project-Tanger) Series A 5.45% 7/1/35	1,000,000	1,013,800

		15,923,600

State General Obligation Bonds – 2.46%
Pennsylvania
First Series 5.00% 4/1/26	1,500,000	1,739,880
First Series 5.00% 3/15/28	5,000,000	5,568,500
Second Series 5.00% 4/15/18	4,335,000	4,779,554

		12,087,934

Transportation Revenue Bonds – 10.45%
Delaware River Joint Toll Bridge Commission
5.00% 7/1/29	400,000	464,344
5.00% 7/1/31	700,000	802,368
Lehigh Northampton Airport Authority Revenue
Series A 6.00% 5/15/25 (NATL-RE) (AMT)	1,525,000	1,527,897
Series A 6.00% 5/15/30 (NATL-RE) (AMT)	2,700,000	2,702,862
Pennsylvania Economic Development Financing Authority
(PA Bridges Finco LP)
4.125% 12/31/38 (AMT)	1,835,000	1,748,626
5.00% 6/30/42 (AMT)	5,000,000	5,238,450

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Amtrak Project)
Series A 5.00% 11/1/32 (AMT)	3,500,000	$3,811,535
Series A 5.00% 11/1/41 (AMT)	5,000,000	5,327,850
Pennsylvania Turnpike Commission Revenue
Series A 5.00% 12/1/22	2,550,000	3,006,144
Series A 5.00% 12/1/23	2,450,000	2,907,293
Series C 5.00% 12/1/44	5,000,000	5,504,950
Series E 5.00% 12/1/29	5,000,000	5,663,250
Series E 5.00% 12/1/30	2,000,000	2,257,940
Philadelphia Airport Revenue Series A 5.375% 6/15/29 (ASSURED GTY)	4,030,000	4,317,299
Port Authority of Allegheny County 5.75% 3/1/29	5,200,000	6,091,124

		51,371,932

Water & Sewer Revenue Bonds – 3.08%
Allegheny County Sanitary Authority
5.00% 12/1/28 (BAM)	2,345,000	2,730,026
Cambridge Area Joint Authority Guaranteed Sewer Revenue
5.625% 12/1/28	1,150,000	1,215,044
6.00% 12/1/37	1,000,000	1,063,320
Delaware County Regional Water Quality Control Authority
5.00% 5/1/32	2,000,000	2,257,460
Philadelphia Water & Waste Revenue
5.00% 11/1/28	4,500,000	5,144,355
Series A 5.00% 7/1/45	2,500,000	2,733,000

		15,143,205

Total Municipal Bonds (cost $450,126,996)		485,240,608

Total Value of Securities – 98.74%
(cost $450,126,996)		$485,240,608

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2015, the aggregate value of Rule 144A securities was $2,689,409, which represents 0.55% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

Summary of abbreviations:

ACA – Insured by American Capital Access

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

ASSURED GTY – Insured by Assured Guaranty Corporation

BAM – Insured by Build America Mutual Assurance

FHA – Federal Housing Administration

HUD – Housing and Urban Development Section 8

NATL-RE – Insured by National Public Finance Guarantee Corporation

SGI – Insured by Syncora Guarantee Inc.

See accompanying notes, which are an integral part of the financial statements.

This page intentionally left blank.

Statements of assets and liabilities

August 31, 2015

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund
Assets:
Investments, at value[1]	$82,181,371	$84,807,796	$184,978,032
Short-term investments, at value[2]	150,000	1,765,396	3,477,796
Cash	1,608,208	—	4,262
Interest receivable	823,876	1,102,063	2,184,540
Receivable for fund shares sold	—	51,741	269,070
Receivable for securities sold	—	—	1,100,000

Total assets	84,763,455	87,726,996	192,013,700

Liabilities:
Cash overdraft	—	21,412	—
Distribution payable	72,599	82,099	184,963
Payable for fund shares redeemed	2,750	606	245,353
Payable for securities purchased	—	794,610	—
Other accrued expenses	57,385	58,658	82,182
Investment management fees payable	28,945	29,017	73,505
Distribution fees payable to affiliates	22,275	26,399	47,301
Other affiliates payable	2,601	3,174	7,083
Trustees’ fees and expenses payable	455	462	1,016

Total liabilities	187,010	1,016,437	641,403

Total Net Assets	$84,576,445	$86,710,559	$191,372,297

Net Assets Consist of:
Paid-in capital	$81,222,974	$81,269,607	$183,411,840
Undistributed net investment income	19,876	20,230	350,323
Accumulated net realized loss on investments	(1,689,127)	(1,975,025)	(5,538,965)
Net unrealized appreciation of investments	5,022,722	7,395,747	13,149,099

Total Net Assets	$84,576,445	$86,710,559	$191,372,297

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund
Net Asset Value

Class A:
Net assets	$77,084,524	$60,549,863	$174,078,265
Shares of beneficial interest outstanding, unlimited authorization, no par	6,740,813	4,999,869	15,491,385
Net asset value per share	$11.44	$12.11	$11.24
Sales charge	4.50%	4.50%	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$11.98	$12.68	$11.77

Class C:
Net assets	$6,747,367	$15,852,500	$12,191,873
Shares of beneficial interest outstanding, unlimited authorization, no par	588,478	1,306,728	1,082,020
Net asset value per share	$11.47	$12.13	$11.27

Institutional Class:
Net assets	$744,554	$10,308,196	$5,102,159
Shares of beneficial interest outstanding, unlimited authorization, no par	65,107	851,283	454,088
Net asset value per share	$11.44	$12.11	$11.24

[1] Investments, at cost	$77,158,649	$77,412,049	$171,828,933
[2] Short-term investments, at cost	150,000	1,765,396	3,477,796

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Assets:
Investments, at value[1]	$105,184,762	$80,236,307	$485,240,608
Short-term investments, at value[2]	—	1,200,000	—
Cash	—	18,272	5,249,673
Interest receivable	1,617,345	919,999	6,449,380
Receivable for fund shares sold	54,483	14,873	689,804
Receivable for securities sold	—	—	20,000

Total assets	106,856,590	82,389,451	497,649,465

Liabilities:
Cash overdraft	101,357	—	—
Payable for fund shares redeemed	219,118	11,554	483,985
Distribution payable	85,164	61,589	489,003
Payable for securities purchased	—	—	4,715,533
Other accrued expenses	58,709	63,578	153,153
Distribution fees payable to affiliates	40,407	25,961	118,459
Investment management fees payable	39,814	22,522	222,136
Other affiliates payable	3,139	4,164	21,090
Trustees’ fees and expenses payable	565	434	2,617

Total liabilities	548,273	189,802	6,205,976

Total Net Assets	$106,308,317	$82,199,649	$491,443,489

Net Assets Consist of:
Paid-in capital	$105,690,720	$78,970,275	$459,472,684
Distributions in excess of net investment income	(14,880)	(9,778)	(126,680)
Accumulated net realized loss on investments	(5,200,664)	(1,467,968)	(3,016,127)
Net unrealized appreciation of investments	5,833,141	4,707,120	35,113,612

Total Net Assets	$106,308,317	$82,199,649	$491,443,489

	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Net Asset Value

Class A:
Net assets	$75,163,386	$51,708,321	$441,903,735
Shares of beneficial interest outstanding, unlimited authorization, no par	6,532,564	4,505,306	54,250,522
Net asset value per share	$11.51	$11.48	$8.15
Sales charge	4.50%	4.50%	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$12.05	$12.02	$8.53

Class C:
Net assets	$28,556,865	$17,825,060	$32,799,349
Shares of beneficial interest outstanding, unlimited authorization, no par	2,483,753	1,556,887	4,024,998
Net asset value per share	$11.50	$11.45	$8.15

Institutional Class:
Net assets	$2,588,066	$12,666,268	$16,740,405
Shares of beneficial interest outstanding, unlimited authorization, no par	224,884	1,104,097	2,056,328
Net asset value per share	$11.51	$11.47	$8.14

[1] Investments, at cost	$99,351,621	$75,529,187	$450,126,996
[2] Short-term investments, at cost	—	1,200,000	—

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Year ended August 31, 2015

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund

Investment Income:
Interest	$3,584,360	$4,077,263	$8,658,004

Expenses:
Management fees	433,347	527,856	1,082,712
Distribution expenses — Class A	198,998	173,156	450,443
Distribution expenses — Class B	21	135	9
Distribution expenses — Class C	65,714	160,454	120,422
Dividend disbursing and transfer agent fees and expenses	49,658	63,262	121,637
Audit and tax fees	39,221	39,690	40,327
Accounting and administration expenses	27,740	30,714	63,009
Reports and statements to shareholders	26,410	20,158	44,960
Registration fees	18,224	10,669	12,520
Legal fees	10,362	11,803	24,803
Trustees’ fees and expenses	4,027	4,452	9,137
Custodian fees	3,825	4,530	9,149
Other	11,938	13,803	17,492

	889,485	1,060,682	1,996,620
Less expenses waived	(106,054)	(173,223)	(250,850)
Less waived distribution expenses — Class B	(16)	(103)	(7)
Less expense paid indirectly	(14)	(11)	(41)

Total operating expenses	783,401	887,345	1,745,722

Net Investment Income	2,800,959	3,189,918	6,912,282

Net Realized and Unrealized Gain (Loss):
Net realized gain	89,236	74,435	642,992
Net change in unrealized appreciation (depreciation) of investments	(210,123)	104,250	(2,073,277)

Net Realized and Unrealized Gain (Loss)	(120,887)	178,685	(1,430,285)

Net Increase in Net Assets Resulting from Operations	$2,680,072	$3,368,603	$5,481,997

See accompanying notes, which are an integral part of the financial statements.

	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund

Investment Income:
Interest	$4,436,450	$3,132,199	$21,631,573

Expenses:
Management fees	603,667	429,814	2,702,393
Distribution expenses — Class A	192,887	124,131	1,077,489
Distribution expenses — Class B	122	2	236
Distribution expenses — Class C	299,505	181,198	328,938
Dividend disbursing and transfer agent fees and expenses	68,374	62,600	335,491
Audit and tax fees	39,272	41,895	41,344
Accounting and administration expenses	35,132	24,994	157,233
Reports and statements to shareholders	24,329	37,907	94,258
Legal fees	12,732	9,624	49,396
Registration fees	10,699	11,305	20,867
Custodian fees	5,314	3,262	20,240
Trustees’ fees and expenses	5,098	3,624	22,817
Other	13,131	16,751	31,725

	1,310,262	947,107	4,882,427
Less expenses waived	(131,652)	(190,852)	(299,963)
Less waived distribution expenses — Class B	(94)	(2)	(182)
Less expense paid indirectly	(29)	(10)	(115)

Total operating expenses	1,178,487	756,243	4,582,167

Net Investment Income	3,257,963	2,375,956	17,049,406

Net Realized and Unrealized Gain (Loss):
Net realized gain	64,943	82,653	1,937,674
Net change in unrealized appreciation (depreciation) of investments	(615,374)	(72,885)	(2,924,575)

Net Realized and Unrealized Gain (Loss)	(550,431)	9,768	(986,901)

Net Increase in Net Assets Resulting from Operations	$2,707,532	$2,385,724	$16,062,505

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Arizona Fund

	Year ended
	8/31/15	8/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,800,959	$3,389,131
Net realized gain (loss)	89,236	(1,899,569)
Net change in unrealized appreciation (depreciation)	(210,123)	8,167,044

Net increase in net assets resulting from operations	2,680,072	9,656,606

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,609,063)	(3,173,654)
Class B	(75)	(2,476)
Class C	(165,788)	(194,104)
Institutional Class	(17,946)	(1,284)

Net realized gain:
Class A	—	(209,767)
Class B	—	(232)
Class C	—	(15,880)

	(2,792,872)	(3,597,397)

Capital Share Transactions:
Proceeds from shares sold:
Class A	2,174,576	4,631,052
Class B	—	56
Class C	1,052,259	550,574
Institutional Class	551,671	215,999

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,975,880	2,589,656
Class B	81	2,708
Class C	140,376	176,745
Institutional Class	13,235	1,080

	5,908,078	8,167,870

	Year ended
	8/31/15	8/31/14
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(8,565,192)	$(15,145,773)
Class B	(27,856)	(82,753)
Class C	(666,706)	(1,402,453)
Institutional Class	(35,944)	(467)

	(9,295,698)	(16,631,446)

Decrease in net assets derived from capital share transactions	(3,387,620)	(8,463,576)

Net Decrease in Net Assets	(3,500,420)	(2,404,367)

Net Assets:
Beginning of year	88,076,865	90,481,232

End of year	$84,576,445	$88,076,865

Undistributed net investment income	$19,876	$19,968

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free California Fund

	Year ended
	8/31/15	8/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,189,918	$3,445,515
Net realized gain (loss)	74,435	(1,648,961)
Net change in unrealized appreciation (depreciation)	104,250	9,770,515

Net increase in net assets resulting from operations	3,368,603	11,567,069

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,364,024)	(2,927,750)
Class B	(483)	(9,893)
Class C	(426,950)	(477,653)
Institutional Class	(392,947)	(34,509)

	(3,184,404)	(3,449,805)

Capital Share Transactions:
Proceeds from shares sold:
Class A	5,779,743	8,304,547
Class C	2,314,906	1,680,819
Institutional Class	8,534,618	5,948,986

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	2,080,029	2,547,795
Class B	520	9,593
Class C	348,149	404,783
Institutional Class	343,952	29,141

	19,401,917	18,925,664

	Year ended
	8/31/15	8/31/14
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(21,408,060)	$(28,813,534)
Class B	(181,298)	(309,571)
Class C	(2,315,796)	(6,229,137)
Institutional Class	(4,562,327)	(71,562)

	(28,467,481)	(35,423,804)

Decrease in net assets derived from capital share transactions	(9,065,564)	(16,498,140)

Net Decrease in Net Assets	(8,881,365)	(8,380,876)

Net Assets:
Beginning of year	95,591,924	103,972,800

End of year	$86,710,559	$95,591,924

Undistributed net investment income	$20,230	$18,763

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Colorado Fund

	Year ended
	8/31/15	8/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,912,282	$7,137,041
Net realized gain (loss)	642,992	(4,499,483)
Net change in unrealized appreciation (depreciation)	(2,073,277)	19,363,895

Net increase in net assets resulting from operations	5,481,997	22,001,453

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(6,384,370)	(6,745,518)
Class B	(32)	(584)
Class C	(336,361)	(365,812)
Institutional Class	(177,644)	(10,576)

	(6,898,407)	(7,122,490)

Capital Share Transactions:
Proceeds from shares sold:
Class A	6,696,136	6,475,422
Class B	—	7,595
Class C	1,321,189	533,231
Institutional Class	2,866,479	3,111,270

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	5,268,251	5,607,046
Class B	35	584
Class C	302,923	329,933
Institutional Class	157,616	7,563

	16,612,629	16,072,644

	Year ended
	8/31/15	8/31/14
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(20,168,957)	$(32,730,998)
Class B	(11,709)	(12,304)
Class C	(1,361,395)	(3,571,888)
Institutional Class	(959,602)	(72,761)

	(22,501,663)	(36,387,951)

Decrease in net assets derived from capital share transactions	(5,889,034)	(20,315,307)

Net Decrease in Net Assets	(7,305,444)	(5,436,344)

Net Assets:
Beginning of year	198,677,741	204,114,085

End of year	$191,372,297	$198,677,741

Undistributed net investment income	$350,323	$352,558

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Idaho Fund

	Year ended
	8/31/15	8/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,257,963	$3,486,244
Net realized gain (loss)	64,943	(3,874,468)
Net change in unrealized appreciation (depreciation)	(615,374)	9,586,365

Net increase in net assets resulting from operations	2,707,532	9,198,141

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,435,094)	(2,665,570)
Class B	(406)	(7,007)
Class C	(720,612)	(803,312)
Institutional Class	(91,023)	(4,657)

	(3,247,135)	(3,480,546)

Capital Share Transactions:
Proceeds from shares sold:
Class A	6,241,091	9,285,865
Class C	3,379,466	2,144,338
Institutional Class	2,334,876	1,080,575

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	2,101,144	2,197,153
Class B	434	7,006
Class C	669,540	743,871
Institutional Class	71,275	3,806

	14,797,826	15,462,614

	Year ended
	8/31/15	8/31/14
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(13,369,493)	$(22,518,291)
Class B	(164,649)	(149,948)
Class C	(6,537,891)	(6,543,849)
Institutional Class	(900,541)	(16,218)

	(20,972,574)	(29,228,306)

Decrease in net assets derived from capital share transactions	(6,174,748)	(13,765,692)

Net Decrease in Net Assets	(6,714,351)	(8,048,097)

Net Assets:
Beginning of year	113,022,668	121,070,765

End of year	$106,308,317	$113,022,668

Distributions in excess of net investment income	$(14,880)	$(16,644)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free New York Fund

	Year ended
	8/31/15	8/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,375,956	$2,293,002
Net realized gain (loss)	82,653	(1,368,268)
Net change in unrealized appreciation (depreciation)	(72,885)	7,286,999

Net increase in net assets resulting from operations	2,385,724	8,211,733

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,580,188)	(1,787,546)
Class B	(7)	(1,862)
Class C	(440,833)	(492,130)
Institutional Class	(355,835)	(7,986)

	(2,376,863)	(2,289,524)

Capital Share Transactions:
Proceeds from shares sold:
Class A	10,379,452	6,939,548
Class B	—	28
Class C	2,501,821	1,245,823
Institutional Class	11,718,291	1,746,280

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,426,469	1,603,672
Class B	8	1,796
Class C	324,818	356,769
Institutional Class	328,661	6,488

	26,679,520	11,900,404

	Year ended
	8/31/15	8/31/14
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(12,678,070)	$(18,128,340)
Class B	(2,832)	(139,563)
Class C	(3,507,474)	(5,801,995)
Institutional Class	(1,152,615)	(6,491)

	(17,340,991)	(24,076,389)

Increase (decrease) in net assets derived from capital share transactions	9,338,529	(12,175,985)

Net Increase (Decrease) in Net Assets	9,347,390	(6,253,776)

Net Assets:
Beginning of year	72,852,259	79,106,035

End of year	$82,199,649	$72,852,259

Distributions in excess of net investment income	$(9,778)	$(651)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Pennsylvania Fund

	Year ended
	8/31/15	8/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$17,049,406	$17,708,242
Net realized gain (loss)	1,937,674	(3,548,060)
Net change in unrealized appreciation (depreciation)	(2,924,575)	38,408,517

Net increase in net assets resulting from operations	16,062,505	52,568,699

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(15,762,881)	(16,741,916)
Class B	(859)	(15,706)
Class C	(907,357)	(929,492)
Institutional Class	(396,023)	(21,128)

	(17,067,120)	(17,708,242)

Capital Share Transactions:
Proceeds from shares sold:
Class A	25,913,128	28,015,218
Class B	—	8
Class C	4,242,065	3,328,437
Institutional Class	15,603,971	3,678,035

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	12,830,901	13,573,156
Class B	925	15,961
Class C	816,774	849,287
Institutional Class	329,145	16,940

	59,736,909	49,477,042

	Year ended
	8/31/15	8/31/14
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(47,293,214)	$(76,268,880)
Class B	(317,202)	(340,277)
Class C	(4,289,756)	(6,951,069)
Institutional Class	(2,835,778)	(8,738)

	(54,735,950)	(83,568,964)

Increase (Decrease) in net assets derived from capital share transactions	5,000,959	(34,091,922)

Net Increase in Net Assets	3,996,344	768,535

Net Assets:
Beginning of year	487,447,145	486,678,610

End of year	$491,443,489	$487,447,145

Distributions in excess of net investment income	$(126,680)	$(108,966)

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Tax-Free Arizona Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$11.450	$10.690	$12.010	$11.340	$11.760

0.378	0.428	0.450	0.460	0.445
(0.011)	0.784	(1.206)	0.670	(0.394)

0.367	1.212	(0.756)	1.130	0.051

(0.377)	(0.425)	(0.448)	(0.457)	(0.444)
—	(0.027)	(0.116)	(0.003)	(0.027)

(0.377)	(0.452)	(0.564)	(0.460)	(0.471)

$11.440	$11.450	$10.690	$12.010	$11.340

3.24%	11.56%	(6.62% )	10.15%	0.57%

$77,085	$81,592	$83,896	$99,953	$95,487
0.85%	0.84%	0.84%	0.84%	0.87%
0.97%	0.96%	0.94%	0.90%	0.93%
3.28%	3.86%	3.83%	3.94%	3.98%
3.16%	3.74%	3.73%	3.88%	3.92%
12%	11%	18%	34%	32%

Financial highlights

Delaware Tax-Free Arizona Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$11.480	$10.720	$12.040	$11.370	$11.790

0.292	0.346	0.362	0.373	0.362
(0.011)	0.784	(1.205)	0.670	(0.394)

0.281	1.130	(0.843)	1.043	(0.032)

(0.291)	(0.343)	(0.361)	(0.370)	(0.361)
—	(0.027)	(0.116)	(0.003)	(0.027)

(0.291)	(0.370)	(0.477)	(0.373)	(0.388)

$11.470	$11.480	$10.720	$12.040	$11.370

2.47%	10.72%	(7.30% )	9.31%	(0.17% )

$6,747	$6,238	$6,482	$7,108	$6,801
1.60%	1.59%	1.59%	1.59%	1.62%
1.72%	1.71%	1.69%	1.65%	1.68%
2.54%	3.11%	3.08%	3.19%	3.23%
2.42%	2.99%	2.98%	3.13%	3.17%
12%	11%	18%	34%	32%

Financial highlights

Delaware Tax-Free Arizona Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended 8/31/15	12/31/13[1] to 8/31/14

Net asset value, beginning of period	$11.450	$10.770

Income (loss) from investment operations:
Net investment income[2]	0.407	0.325
Net realized and unrealized gain (loss)	(0.011)	0.675

Total from investment operations	0.396	1.000

Less dividends and distributions from:
Net investment income	(0.406)	(0.320)

Total dividends and distributions	(0.406)	(0.320)

Net asset value, end of period	$11.440	$11.450

Total return[3]	3.49%	9.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$744	$219
Ratio of expenses to average net assets	0.60%	0.59%
Ratio of expenses to average net assets prior to fees waived	0.72%	0.71%
Ratio of net investment income to average net assets	3.54%	4.06%
Ratio of net investment income to average net assets prior to fees waived	3.42%	3.94%
Portfolio turnover	12%	11% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

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Financial highlights

Delaware Tax-Free California Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$12.080	$11.110	$12.210	$11.170	$11.570

0.416	0.427	0.439	0.484	0.476
0.029	0.970	(1.100)	1.039	(0.401)

0.445	1.397	(0.661)	1.523	0.075

(0.415)	(0.427)	(0.439)	(0.483)	(0.475)

(0.415)	(0.427)	(0.439)	(0.483)	(0.475)

$12.110	$12.080	$11.110	$12.210	$11.170

3.73%	12.79%	(5.63% )	13.90%	0.83%

$60,550	$73,955	$85,269	$97,821	$67,047
0.83%	0.82%	0.82%	0.82%	0.82%
1.01%	1.00%	0.99%	0.97%	0.98%
3.42%	3.69%	3.62%	4.10%	4.36%
3.24%	3.51%	3.45%	3.95%	4.20%
24%	13%	38%	32%	44%

Financial highlights

Delaware Tax-Free California Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$12.100	$11.120	$12.230	$11.180	$11.590

0.325	0.341	0.349	0.397	0.394
0.029	0.980	(1.110)	1.049	(0.411)

0.354	1.321	(0.761)	1.446	(0.017)

(0.324)	(0.341)	(0.349)	(0.396)	(0.393)

(0.324)	(0.341)	(0.349)	(0.396)	(0.393)

$12.130	$12.100	$11.120	$12.230	$11.180

2.95%	12.04%	(6.41% )	13.13%	(0.01% )

$15,853	$15,473	$18,248	$18,830	$14,863
1.58%	1.57%	1.57%	1.57%	1.57%
1.76%	1.75%	1.74%	1.72%	1.73%
2.67%	2.94%	2.87%	3.35%	3.61%
2.49%	2.76%	2.70%	3.20%	3.45%
24%	13%	38%	32%	44%

Financial highlights

Delaware Tax-Free California Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended 8/31/15	12/31/13[1] to 8/31/14
Net asset value, beginning of period	$12.080	$11.270

Income from investment operations:
Net investment income[2]	0.446	0.319
Net realized and unrealized gain	0.029	0.808

Total from investment operations	0.475	1.127

Less dividends and distributions from:
Net investment income	(0.445)	(0.317)

Total dividends and distributions	(0.445)	(0.317)

Net asset value, end of period	$12.110	$12.080

Total return[3]	3.98%	10.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,308	$5,983
Ratio of expenses to average net assets	0.58%	0.57%
Ratio of expenses to average net assets prior to fees waived	0.76%	0.75%
Ratio of net investment income to average net assets	3.67%	3.89%
Ratio of net investment income to average net assets prior to fees waived	3.49%	3.71%
Portfolio turnover	24%	13% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

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Financial highlights

Delaware Tax-Free Colorado Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$11.320	$10.490	$11.640	$10.880	$11.260

0.403	0.405	0.412	0.444	0.460
(0.081)	0.826	(1.149)	0.758	(0.397)

0.322	1.231	(0.737)	1.202	0.063

(0.402)	(0.401)	(0.413)	(0.442)	(0.443)

(0.402)	(0.401)	(0.413)	(0.442)	(0.443)

$11.240	$11.320	$10.490	$11.640	$10.880

2.87%	11.94%	(6.56% )	11.23%	0.71%

$174,078	$183,560	$190,311	$230,787	$216,151
0.85%	0.84%	0.84%	0.84%	0.88%
0.97%	0.97%	0.96%	0.93%	0.95%
3.54%	3.69%	3.60%	3.91%	4.30%
3.42%	3.56%	3.48%	3.82%	4.23%
10%	22%	21%	24%	26%

Financial highlights

Delaware Tax-Free Colorado Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$11.350	$10.520	$11.670	$10.910	$11.290

0.319	0.324	0.327	0.360	0.381
(0.081)	0.826	(1.149)	0.758	(0.397)

0.238	1.150	(0.822)	1.118	(0.016)

(0.318)	(0.320)	(0.328)	(0.358)	(0.364)

(0.318)	(0.320)	(0.328)	(0.358)	(0.364)

$11.270	$11.350	$10.520	$11.670	$10.910

2.10%	11.09%	(7.23% )	10.39%	(0.03% )

$12,192	$12,029	$13,788	$14,282	$13,253
1.60%	1.59%	1.59%	1.59%	1.63%
1.72%	1.72%	1.71%	1.68%	1.70%
2.79%	2.94%	2.85%	3.16%	3.55%
2.67%	2.81%	2.73%	3.07%	3.48%
10%	22%	21%	24%	26%

Financial highlights

Delaware Tax-Free Colorado Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended 8/31/15	12/31/13[1] to 8/31/14

Net asset value, beginning of period	$11.320	$10.590

Income (loss) from investment operations:
Net investment income[2]	0.431	0.326
Net realized and unrealized gain (loss)	(0.081)	0.710

Total from investment operations	0.350	1.036

Less dividends and distributions from:
Net investment income	(0.430)	(0.306)

Total dividends and distributions	(0.430)	(0.306)

Net asset value, end of period	$11.240	$11.320

Total return[3]	3.13%	9.89%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,102	$3,077
Ratio of expenses to average net assets	0.60%	0.59%
Ratio of expenses to average net assets prior to fees waived	0.72%	0.72%
Ratio of net investment income to average net assets	3.79%	3.91%
Ratio of net investment income to average net assets prior to fees waived	3.67%	3.78%
Portfolio turnover	10%	22% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

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Financial highlights

Delaware Tax-Free Idaho Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$11.560	$10.990	$12.240	$11.730	$12.120

0.366	0.374	0.419	0.438	0.438
(0.051)	0.569	(1.250)	0.509	(0.385)

0.315	0.943	(0.831)	0.947	0.053

(0.365)	(0.373)	(0.419)	(0.437)	(0.436)
—	—	—	—	(0.007)

(0.365)	(0.373)	(0.419)	(0.437)	(0.443)

$11.510	$11.560	$10.990	$12.240	$11.730

2.76%	8.71%	(6.99% )	8.21%	0.56%

$75,163	$80,600	$87,537	$119,025	$98,821
0.88%	0.88%	0.88%	0.88%	0.90%
1.00%	0.99%	0.97%	0.94%	0.96%
3.17%	3.32%	3.51%	3.65%	3.78%
3.05%	3.21%	3.42%	3.59%	3.72%
7%	16%	17%	17%	32%

Financial highlights

Delaware Tax-Free Idaho Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$11.550	$10.980	$12.230	$11.720	$12.110

0.279	0.289	0.329	0.348	0.351
(0.051)	0.569	(1.250)	0.509	(0.385)

0.228	0.858	(0.921)	0.857	(0.034)

(0.278)	(0.288)	(0.329)	(0.347)	(0.349)
—	—	—	—	(0.007)

(0.278)	(0.288)	(0.329)	(0.347)	(0.356)

$11.500	$11.550	$10.980	$12.230	$11.720

1.99%	7.91%	(7.70% )	7.41%	(0.20% )

$28,557	$31,178	$33,236	$40,738	$35,797
1.63%	1.63%	1.63%	1.63%	1.65%
1.75%	1.74%	1.72%	1.69%	1.71%
2.42%	2.57%	2.76%	2.90%	3.03%
2.30%	2.46%	2.67%	2.84%	2.97%
7%	16%	17%	17%	32%

Financial highlights

Delaware Tax-Free Idaho Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended 8/31/15	12/31/13[1] to 8/31/14

Net asset value, beginning of period	$11.570	$11.060

Income (loss) from investment operations:
Net investment income[2]	0.395	0.291
Net realized and unrealized gain (loss)	(0.061)	0.509

Total from investment operations	0.334	0.800

Less dividends and distributions from:
Net investment income	(0.394)	(0.290)

Total dividends and distributions	(0.394)	(0.290)

Net asset value, end of period	$11.510	$11.570

Total return[3]	2.92%	7.31%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,588	$1,080
Ratio of expenses to average net assets	0.63%	0.63%
Ratio of expenses to average net assets prior to fees waived	0.75%	0.74%
Ratio of net investment income to average net assets	3.42%	3.46%
Ratio of net investment income to average net assets prior to fees waived	3.30%	3.35%
Portfolio turnover	7%	16% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See	accompanying notes, which are an integral part of the financial statements.

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Financial highlights

Delaware Tax-Free New York Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$11.460	$10.570	$11.670	$10.800	$11.150

0.367	0.366	0.374	0.426	0.406
0.020	0.889	(1.080)	0.867	(0.351)

0.387	1.255	(0.706)	1.293	0.055

(0.367)	(0.365)	(0.375)	(0.423)	(0.405)
—	—	(0.019)	—	—

(0.367)	(0.365)	(0.394)	(0.423)	(0.405)

$11.480	$11.460	$10.570	$11.670	$10.800

3.41%	12.06%	(6.27% )	12.18%	0.63%

$51,708	$52,589	$57,816	$53,456	$37,051
0.83%	0.80%	0.80%	0.80%	0.80%
1.07%	1.06%	1.03%	1.01%	1.05%
3.18%	3.32%	3.23%	3.77%	3.82%
2.94%	3.06%	3.00%	3.56%	3.57%
6%	20%	33%	28%	54%

Financial highlights

Delaware Tax-Free New York Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$11.440	$10.540	$11.640	$10.780	$11.120

0.280	0.283	0.286	0.340	0.326
0.010	0.899	(1.080)	0.857	(0.341)

0.290	1.182	(0.794)	1.197	(0.015)

(0.280)	(0.282)	(0.287)	(0.337)	(0.325)
—	—	(0.019)	—	—

(0.280)	(0.282)	(0.306)	(0.337)	(0.325)

$11.450	$11.440	$10.540	$11.640	$10.780

2.55%	11.35%	(7.00% )	11.26%	(0.04% )

$17,825	$18,491	$21,152	$20,524	$14,235
1.58%	1.55%	1.55%	1.55%	1.55%
1.82%	1.81%	1.78%	1.76%	1.80%
2.43%	2.57%	2.48%	3.02%	3.07%
2.19%	2.31%	2.25%	2.81%	2.82%
6%	20%	33%	28%	54%

Financial highlights

Delaware Tax-Free New York Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended 8/31/15	12/31/13[1] to 8/31/14

Net asset value, beginning of period	$11.460	$10.710

Income from investment operations:
Net investment income[2]	0.396	0.279
Net realized and unrealized gain	0.010	0.749
Total from investment operations	0.406	1.028

Less dividends and distributions from:
Net investment income	(0.396)	(0.278)
Total dividends and distributions	(0.396)	(0.278)

Net asset value, end of period	$11.470	$11.460

Total return[3]	3.58%	9.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,667	$1,769
Ratio of expenses to average net assets	0.58%	0.55%
Ratio of expenses to average net assets prior to fees waived	0.82%	0.80%
Ratio of net investment income to average net assets	3.43%	3.55%
Ratio of net investment income to average net assets prior to fees waived	3.19%	3.30%
Portfolio turnover	6%	20% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

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Financial highlights

Delaware Tax-Free Pennsylvania Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	During the period ended Aug. 31, 2013, the Fund changed its fiscal year end from February to August. Ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		3/1/13
Year ended		to	Year ended

8/31/15	8/31/14	8/31/13[1]	2/28/13	2/29/12	2/28/11

$8.160	$7.590	$8.410	$8.260	$7.550	$7.920

0.288	0.293	0.148	0.315	0.329	0.349
(0.010)	0.570	(0.809)	0.150	0.710	(0.304)

0.278	0.863	(0.661)	0.465	1.039	0.045

(0.288)	(0.293)	(0.148)	(0.315)	(0.329)	(0.349)
—	—	(0.011)	—	—	(0.066)

(0.288)	(0.293)	(0.159)	(0.315)	(0.329)	(0.415)

$8.150	$8.160	$7.590	$8.410	$8.260	$7.550

3.45%	11.58%	(7.94% )	5.73%	14.06%	0.48%

$441,904	$451,301	$453,451	$524,539	$508,505	$470,369
0.89%	0.88%	0.88%	0.88%	0.88%	0.90%
0.95%	0.95%	1.00%	0.98%	0.98%	0.98%
3.51%	3.73%	3.64%	3.77%	4.19%	4.42%
3.45%	3.66%	3.52%	3.67%	4.09%	4.34%
13%	7%	5%	20%	21%	31%

Financial highlights

Delaware Tax-Free Pennsylvania Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	During the period ended Aug. 31, 2013, the Fund changed its fiscal year end from February to August. Ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		3/1/13
Year ended		to	Year ended

8/31/15	8/31/14	8/31/13[1]	2/28/13	2/29/12	2/28/11

$8.160	$7.590	$8.410	$8.260	$7.560	$7.920

0.226	0.234	0.117	0.252	0.269	0.289
(0.010)	0.570	(0.809)	0.150	0.700	(0.294)

0.216	0.804	(0.692)	0.402	0.969	(0.005)

(0.226)	(0.234)	(0.117)	(0.252)	(0.269)	(0.289)
—	—	(0.011)	—	—	(0.066)

(0.226)	(0.234)	(0.128)	(0.252)	(0.269)	(0.355)

$8.150	$8.160	$7.590	$8.410	$8.260	$7.560

2.67%	10.74%	(8.29% )	4.93%	13.05%	(0.15% )

$32,799	$32,096	$32,617	$39,572	$27,311	$21,571
1.65%	1.64%	1.64%	1.64%	1.64%	1.66%
1.71%	1.71%	1.71%	1.69%	1.69%	1.69%
2.75%	2.97%	2.87%	3.01%	3.43%	3.66%
2.69%	2.90%	2.80%	2.96%	3.38%	3.63%
13%	7%	5%	20%	21%	31%

Financial highlights

Delaware Tax-Free Pennsylvania Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended 8/31/15	12/31/13[1] to 8/31/14

Net asset value, beginning of period	$ 8.160	$ 7.670

Income (loss) from investment operations:
Net investment income[2]	0.308	0.226
Net realized and unrealized gain (loss)	(0.020)	0.490
Total from investment operations	0.288	0.716

Less dividends and distributions from:
Net investment income	(0.308)	(0.226)
Total dividends and distributions	(0.308)	(0.226)

Net asset value, end of period	$ 8.140	$ 8.160

Total return[3]	3.57%	9.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,740	$ 3,733
Ratio of expenses to average net assets	0.65%	0.64%
Ratio of expenses to average net assets prior to fees waived	0.71%	0.71%
Ratio of net investment income to average net assets	3.75%	3.89%
Ratio of net investment income to average net assets prior to fees waived	3.69%	3.82%
Portfolio turnover	13%	7% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements
Delaware Investments® state tax-free funds	August 31, 2015

Voyageur Insured Funds is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Arizona Fund. Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Voyageur Mutual Funds II is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Colorado Fund. Delaware Group® State Tax-Free Income Trust is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Pennsylvania Fund. Voyageur Insured Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, and Delaware Group State Tax-Free Income Trust are each individually referred to as a Trust and collectively as the Trusts. These financial statements and the related notes pertain to Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund (each referred to as a Fund, or collectively, as the Funds). The above Trusts are open-end investment companies. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective Sept. 25, 2014, all remaining shares of Class B were converted to Class A shares. Between June 1, 2007 and Sept. 25, 2014, Class B shares could be purchased only through dividend reinvestment and certain permitted exchanges. Class B shares automatically converted to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of each Fund is to seek as high a level of current income exempt from federal income tax and from personal income taxes in the respective applicable state, as is consistent with preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset values. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Trustees (each, a Board or, collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Notes to financial statements

Delaware Investments® state tax-free funds

1. Significant Accounting Policies (continued)

Federal Income Taxes – No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken for all open federal income tax years (Aug. 31, 2012–Aug. 31, 2015), and has concluded that no provision for federal income tax is required in each Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – Each Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to each Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Each Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended Aug. 31, 2015.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under

“Less expense paid indirectly.” For the year ended Aug. 31, 2015, each Fund earned the following amounts under this agreement:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$14	$11	$41	$29	$10	$115

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee, which is calculated based on each Fund’s average daily net assets as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
On the first $500 million	0.500%	0.550%	0.550%	0.550%	0.550%	0.550%
On the next $500 million	0.475%	0.500%	0.500%	0.500%	0.500%	0.500%
On the next $1.5 billion	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%	0.425%	0.425%	0.425%	0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and/or pay/reimburse each Fund to the extent necessary to ensure that total annual operating expenses, (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)), do not exceed specified percentages of each Fund’s average daily net assets from Sept. 1, 2014 through Aug. 31, 2015* as shown below. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Boards and DMC. These expense waivers and reimbursements apply only to expenses paid directly by each Fund and may only be terminated by agreement of DMC and each Fund.

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund		Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Operating expense limitation as a percentage of average daily net assets (per annum)	0.59%	0.57%	0.59%	0.61%*	*	0.55%	0.64%

Effective Nov. 1, 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund. Prior to this time, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provided fund accounting and financial administration oversight services to each Fund under a substantially identical agreement with an identical

Notes to financial statements

Delaware Investments® state tax-free funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

fee schedule. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative net asset value basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended Aug. 31, 2015, each Fund was charged for these services as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$4,102	$4,542	$9,317	$5,195	$3,698	$23,253

Effective Nov. 1, 2014, DIFSC also became the transfer agent and dividend disbursing agent of each Fund. Prior to this time, DSC was the transfer agent and dividend disbursing agent of the Funds under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail Funds in the Delaware Investments Family of Funds on a relative net asset value basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Aug. 31, 2015, each Fund was charged for these services as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$18,015	$19,948	$40,921	$22,816	$16,234	$102,116

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Fund. Sub-transfer agency fees are passed on to and paid by each Fund.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares (except for Delaware Tax-Free Pennsylvania Fund) and 1.00% of the average daily net assets of the Class C shares. The Board for Delaware Tax-Free Pennsylvania Fund has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (1) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (2) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All of the Fund’s Class A shareholders bear 12b-1 fees at the same rate, the blended rate, currently 0.24% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Each Fund’s Class B shares were subject to a 12b-1 fee of 1.00% of the average daily net assets, which were contractually waived to 0.25% of the average daily net assets from Sept. 1, 2014 through Sept. 25, 2014. Institutional Class shares pay no distribution and service fees.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended Aug. 31, 2015, each Fund was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$2,259	$2,506	$4,885	$2,877	$2,015	$14,330

For the year ended Aug. 31, 2015, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$7,178	$4,762	$13,338	$14,732	$14,710	$35,984

For the year ended Aug. 31, 2015, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares. These commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Class A	$—	$ —	$ 1	$ —	$ —	$ 35
Class C	12	6,266	666	3,265	1,023	2,896

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Funds.

* The contractual waiver period is from Dec. 27, 2013 through Dec. 29, 2015 for all Funds except Delaware Tax-Free Pennsylvania Fund, which has a    contractual waiver period of June 28, 2012 through Dec. 29, 2015.

** Prior to Dec. 29, 2014, Delaware Tax-Free Idaho Fund’s contractual waiver was 0.63%.

3. Investments

For the year ended Aug. 31, 2015, each Fund made purchases and sales of investment securities other than short-term investments as follows:

Notes to financial statements

Delaware Investments® state tax-free funds

3. Investments (continued)

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Purchases	$10,439,959	$22,688,200	$19,473,032	$ 7,254,834	$14,031,154	$70,098,577
Sales	11,992,598	30,913,934	26,906,229	10,757,762	4,594,910	60,676,710

At Aug. 31, 2015, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Cost of investments	$77,194,348	$79,161,973	$175,241,924	$99,328,697	$76,675,642	$450,126,996

Aggregate unrealized appreciation of investments	$5,299,599	$7,431,650	$13,380,440	$5,996,506	$4,979,012	$35,943,571
Aggregate unrealized depreciation of investments	(162,576)	(20,431)	(166,536)	(140,441)	(218,347)	(829,959)

Net unrealized appreciation of investments	$5,137,023	$7,411,219	$13,213,904	$5,856,065	$4,760,665	$35,113,612

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of Aug. 31, 2015:

Delaware Tax-Free Arizona Fund
Securities	Level 2
Municipal Bonds	$82,181,371
Short-Term Investments	150,000
Total Value of Securities	$82,331,371

	Delaware Tax-Free California Fund
Securities	Level 1	Level 2	Total
Municipal Bonds	$—	$84,807,796	$84,807,796
Short-Term Investments[1]	765,396	1,000,000	1,765,396

Total Value of Securities	$765,396	$85,807,796	$86,573,192

	Delaware Tax-Free Colorado Fund
Securities	Level 1	Level 2	Total
Municipal Bonds	$—	$184,978,032	$184,978,032
Short-Term Investments[1]	1,892,796	1,585,000	3,477,796

Total Value of Securities	$1,892,796	$186,563,032	$188,455,828

Delaware Tax-Free Idaho Fund
Securities	Level 2
Municipal Bonds	$105,184,762

Notes to financial statements

Delaware Investments® state tax-free funds

3. Investments (continued)

Delaware Tax-Free New York Fund
Securities	Level 2
Municipal Bonds	$80,236,307
Short-Term Investments	1,200,000
Total Value of Securities	$81,436,307

Delaware Tax-Free Pennsylvania Fund
Securities	Level 2
Municipal Bonds	$485,240,608

[1]	Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments while Level 2 investments represent matrix-priced investments. The amounts attributed to Level 1 investments and Level 2 investments represent the following percentages of the total market value of this security type for the Funds:

Short-Term Investments	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund
Level 1	43.36%	54.43%
Level 2	56.64%	45.57%

During the year ended Aug. 31, 2015, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to each Fund. Each Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At Aug. 31, 2015, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Aug. 31, 2015 and 2014 was as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Year ended 8/31/15
Tax-exempt income	$2,792,872	$3,184,248	$6,898,407	$3,247,135	$2,376,283	$17,042,621
Ordinary income	—	156	—	—	580	24,499

Total	$2,792,872	$3,184,404	$6,898,407	$3,247,135	$2,376,863	$17,067,120

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Year ended 8/31/14
Tax-exempt income	$3,376,852	$3,441,433	$7,122,490	$3,480,546	$2,280,839	$17,681,062
Ordinary income	7	8,372	—	—	8,685	27,180
Long-term capital gains	220,538	—	—	—	—	—

Total	$3,597,397	$3,449,805	$7,122,490	$3,480,546	$2,289,524	$17,708,242

5. Components of Net Assets on a Tax Basis

As of Aug. 31, 2015, the components of net assets on a tax basis were as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Shares of beneficial interest	$81,222,974	$81,269,607	$183,411,840	$105,690,720	$78,970,275	$459,472,684
Undistributed tax-exempt income	92,475	102,329	535,286	70,284	51,811	362,323
Distributions payable	(72,599)	(82,099)	(184,963)	(85,164)	(61,589)	(489,003)
Capital loss carryforwards	(1,803,428)	(1,990,497)	(5,603,770)	(5,223,588)	(1,521,513)	(3,016,127)
Unrealized appreciation of investments	5,137,023	7,411,219	13,213,904	5,856,065	4,760,665	35,113,612
Net assets	$84,576,445	$86,710,559	$191,372,297	$106,308,317	$82,199,649	$491,443,489

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount and premium on certain debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended Aug. 31, 2015, the Funds recorded the following reclassifications:

Notes to financial statements

Delaware Investments® state tax-free funds

5. Components of Net Assets on a Tax Basis (continued)

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Undistributed (distribution in excess of) net investment income	$(8,179)	$(4,047)	$(16,110)	$(9,064)	$(8,220)	$—
Accumulated net realized loss on investments	8,179	4,047	16,110	9,064	8,220	—

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2015, the Funds utilized capital loss carryforwards as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$89,088	$75,591	$642,992	$64,943	$76,517	$1,937,674

Capital loss carryforwards remaining at Aug. 31, 2015 will expire as follows:

Year of Expiration	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
2016	$—	$ —	$44,178	$—	$—	$—
2019	—	369,988	—	—	—	—
Total	$—	$369,988	$44,178	$—	$—	$—

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the Act are as follows:

	Loss carryforward character

	Short-term	Long-term
Delaware Tax-Free Arizona Fund	$133,141	$1,670,287
Delaware Tax-Free California Fund	706,222	914,287
Delaware Tax-Free Colorado Fund	2,753,193	2,806,399
Delaware Tax-Free Idaho Fund	1,817,104	3,406,484
Delaware Tax-Free New York Fund	868,009	653,504
Delaware Tax-Free Pennsylvania Fund	1,200,451	1,815,676

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Tax-Free Arizona Fund		Delaware Tax-Free California Fund		Delaware Tax-Free Colorado Fund

	Year ended		Year ended		Year ended

	8/31/15	8/31/14	8/31/15	8/31/14	8/31/15	8/31/14
Shares sold:
Class A	188,212	422,664	475,231	716,363	590,765	587,926
Class B	—	5	—	—	—	717
Class C	90,627	49,012	189,314	143,852	115,561	49,345
Institutional Class	47,938	19,087	703,979	498,884	253,199	277,679
Shares issued upon reinvestment of dividends and distributions:
Class A	171,727	234,409	171,102	219,532	464,698	514,495
Class B	7	254	43	827	3	54
Class C	12,170	15,965	28,591	34,851	26,653	30,193
Institutional Class	1,151	95	28,295	2,431	13,909	673

	511,832	741,491	1,596,555	1,616,740	1,464,788	1,461,082

Shares redeemed:
Class A	(744,808)	(1,380,013)	(1,767,868)	(2,492,660)	(1,780,322)	(3,031,582)
Class B	(2,437)	(7,506)	(14,922)	(26,859)	(1,035)	(1,134)
Class C	(57,674)	(126,391)	(189,793)	(540,515)	(119,952)	(330,843)
Institutional Class	(3,123)	(41)	(376,300)	(6,006)	(84,895)	(6,477)

	(808,042)	(1,513,951)	(2,348,883)	(3,066,040)	(1,986,204)	(3,370,036)

Net decrease	(296,210)	(772,460)	(752,328)	(1,449,300)	(521,416)	(1,908,954)

Notes to financial statements

Delaware Investments® state tax-free funds

6. Capital Shares (continued)

	Delaware Tax-Free Idaho Fund		Delaware Tax-Free New York Fund		Delaware Tax-Free Pennsylvania Fund

	Year ended		Year ended		Year ended

	8/31/15	8/31/14	8/31/15	8/31/14	8/31/15	8/31/14
Shares sold:
Class A	538,926	818,230	898,197	627,155	3,162,192	3,568,801
Class B	—	—	—	3	—	1
Class C	292,319	189,865	216,895	112,124	517,225	419,579
Institutional Class	203,055	94,436	1,021,209	154,404	1,905,849	456,689
Shares issued upon reinvestment of dividends and distributions:
Class A	181,656	194,871	123,704	145,599	1,566,353	1,722,816
Class B	38	624	1	167	114	2,036
Class C	57,924	66,057	28,234	32,492	99,659	107,803
Institutional Class	6,158	331	28,510	570	40,292	2,094

	1,280,076	1,364,414	2,316,750	1,072,514	7,291,684	6,279,819

Shares redeemed:
Class A	(1,158,527)	(2,011,144)	(1,104,087)	(1,655,477)	(5,778,538)	(9,731,852)
Class B	(14,305)	(13,492)	(248)	(12,988)	(38,921)	(43,672)
Class C	(564,826)	(585,307)	(305,269)	(533,776)	(523,075)	(891,469)
Institutional Class	(77,674)	(1,422)	(100,027)	(569)	(347,515)	(1,081)

	(1,815,332)	(2,611,365)	(1,509,631)	(2,202,810)	(6,688,049)	(10,668,074)

Net increase (decrease)	(535,256)	(1,246,951)	807,119	(1,130,296)	603,635	(4,388,255)

For the years ended Aug. 31, 2015 and 2014, the following shares and values were converted from Class B to Class A. The amounts are included in Class B redemptions and Class A subscriptions in the tables above, and the “Statements of changes in net assets.”

	Year ended 8/31/15			Year ended 8/31/14

	Class B Shares	Class A Shares	Value	Class B Shares	Class A Shares	Value
Delaware Tax-Free Arizona Fund	—	—	$—	1,123	1,127	$12,201
Delaware Tax-Free California Fund	102	102	1,234	129	129	1,455
Delaware Tax-Free Idaho Fund	10,178	10,172	117,182	1,911	1,910	21,325
Delaware Tax-Free Pennsylvania Fund	14,130	14,134	115,189	8,129	8,125	63,471

Certain shareholders may exchange shares of one class of shares for another class in the same Fund. For the year ended Aug. 31, 2015 and 2014, the Funds had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the tables on the previous pages, and the “Statements of changes in net assets.”

	Year ended 8/31/15
	Exchange Redemptions			Exchange Subscriptions
	Class A Shares	Class C Shares	Value	Institutional Class Shares	Value
Delaware Tax-Free California Fund	33,790	—	$414,230	33,842	$414,230
Delaware Tax-Free Colorado Fund	—	6,337	72,603	6,369	72,603
Delaware Tax-Free Idaho Fund	2,800	—	32,191	2,804	32,191
Delaware Tax-Free Pennsylvania Fund	98,416	—	811,211	98,547	811,211

	Year ended 8/31/14
	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Value	Institutional Class Shares	Value
Delaware Tax-Free Colorado Fund	9,783	$107,577	9,798	$107,577

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 10, 2014.

On Nov. 10, 2014, each Fund, along with the other Participants, entered into an amendment to the agreement for a $275,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 9, 2015.

The Funds had no amounts outstanding as of Aug. 31, 2015 or at any time during the year then ended.

Notes to financial statements

Delaware Investments® state tax-free funds

8. Geographic, Credit, and Market Risks

The Funds concentrate their investments in securities issued by each corresponding state’s municipalities. The Funds invest primarily in a specific state and may be subject to geographic concentration risk. In addition, the Funds have the flexibility to invest in issuers in U.S. territories and possessions such as the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and Guam whose bonds are also free of federal and individual state income taxes. The value of the Funds’ investments may be adversely affected by new legislation within the states, U.S. territories, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no certainty that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund. At Aug. 31, 2015, the percentages of each Fund’s net assets insured by bond insurers are listed below and these securities have been identified on the “Schedules of investments.”

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
11.40%	6.02%	13.28%	15.39%	2.34%	9.15%

Each Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC (S&P) and lower than Baa3 by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. Each Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Funds may invest in advanced refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Boards have delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities held by the Funds have been identified on the “Schedules of investments.”

9. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

10. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board (FASB) issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years.

Management has determined that this pronouncement has no impact to the Funds’ financial statements.

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Funds for fiscal years beginning after Dec. 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. At this time, management is evaluating the implications of ASU No. 2015-07 and its impact on the financial statement disclosures has not yet been determined.

Notes to financial statements

Delaware Investments® state tax-free funds

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Aug. 31, 2015 that would require recognition or disclosure in the Funds’ financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Voyageur Insured Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II and Delaware Group® State Tax-Free Income Trust and the Shareholders of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, Delaware Tax-Free Colorado Fund and Delaware Tax-Free Pennsylvania Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Tax-Free Arizona Fund (constituting Voyageur Insured Funds), Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund (three of the series constituting Voyageur Mutual Funds), Delaware Tax-Free Colorado Fund (constituting Voyageur Mutual Funds II) and Delaware Tax-Free Pennsylvania Fund (constituting Delaware Group® State Tax-Free Income Trust) (hereafter collectively referred to as the “Funds”) at August 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2015

Other Fund information (Unaudited)

Delaware Investments® state tax-free funds

Tax Information

The information set forth below is for the Funds’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Aug. 31, 2015, each Fund reports distributions paid during the year as follows:

	(A) Ordinary Income Distributions (Tax Basis)	(B) Tax-Exempt Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
Delaware Tax-Free Arizona Fund	—	100.00%	100.00%
Delaware Tax-Free California Fund	—	100.00%	100.00%
Delaware Tax-Free Colorado Fund	—	100.00%	100.00%
Delaware Tax-Free Idaho Fund	—	100.00%	100.00%
Delaware Tax-Free New York Fund	0.02%	99.98%	100.00%
Delaware Tax-Free Pennsylvania Fund	0.14%	99.86%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Proxy Results

At Joint Special Meetings of Shareholders of Voyageur Insured Funds, on behalf of Delaware Tax-Free Arizona Fund (the “Fund”), held on March 31, 2015 and reconvened on April 21, 2015 for the proposals listed in items (ii) and (iii) below, at Joint Special Meetings of Shareholders of Voyageur Mutual Funds, on behalf of Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund held on March 31, 2015, at Joint Special Meetings of Shareholders of Voyageur Mutual Funds II, on behalf of Delaware Tax-Free Colorado Fund, held on March 31, 2015, and at Joint Special Meetings of Shareholders of Delaware Group® State Tax-Free Income Trust (the “Trust”), on behalf of Delaware Tax-Free Pennsylvania Fund (the “Fund”), held on March 31, 2015 (Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund each, a “Fund” and together, the “Funds” and Voyageur Insured Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, and Delaware Group State Tax-Free Income Trust each, a “Trust” and together, the “Trusts”), the shareholders of each Trust/each Fund voted to: (i) elect a Board of Trustees for each Trust; (ii) approve the implementation of a new “manager of managers” order for each Fund except for Delaware Tax-Free New York Fund; (iii) revise the fundamental investment restriction relating to lending for each

Fund except for Delaware Tax-Free New York Fund; and (iv)(a) revise provisions of each Trust’s Agreement and Declaration of Trust related to documenting the transfer of shares, (iv)(b) revise provisions of each Trust’s Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand, and (iv)(c) revise provisions of each Trust’s By-Laws so that Delaware law will apply to matters related to proxies. At the meeting, the following people were elected to serve as Independent Trustees: Thomas L. Bennett, Ann D. Borowiec, Joseph W. Chow, John A. Fry, Lucinda S. Landreth, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Janet L. Yeomans, and J. Richard Zecher. In addition, Patrick P. Coyne was elected to serve as an Interested Trustee.

The Joint Special Meeting of Shareholders of the Trust was adjourned to April 21, 2015, May 12, 2015, and June 2, 2015 for the proposals (i) to approve the implementation of a new “manager of managers” order for Delaware Tax-Free New York Fund and (ii) to revise the fundamental investment restriction relating to lending for Delaware Tax-Free New York Fund.

The following proposals were submitted for a vote of the shareholders:

1. To elect a Board of Trustees for each Trust.

A quorum of shares outstanding of the Funds of each Trust was present, and the votes passed with a plurality of these Shares.

Voyageur Insured Funds

	Shares Voted For	% of Outstanding Shares	% of Shares Voted	Shares Withheld	% of Outstanding Shares	% of Shares Voted
Thomas L. Bennett	3,451,213.003	45.713%	95.965%	145,108.054	1.922%	4.035%
Ann D. Borowiec	3,461,378.003	45.847%	96.248%	134,943.054	1.787%	3.752%
Joseph W. Chow	3,461,378.003	45.847%	96.248%	134,943.054	1.787%	3.752%
Patrick P. Coyne	3,459,167.003	45.818%	96.186%	137,154.054	1.817%	3.814%
John A. Fry	3,461,378.003	45.847%	96.248%	134,943.054	1.787%	3.752%
Lucinda S. Landreth	3,451,213.003	45.713%	95.965%	145,108.054	1.922%	4.035%
Frances A. Sevilla-Sacasa	3,461,378.003	45.847%	96.248%	134,943.054	1.787%	3.752%
Thomas K. Whitford	3,461,378.003	45.847%	96.248%	134,943.054	1.787%	3.752%
Janet L. Yeomans	3,451,213.003	45.713%	95.965%	145,108.054	1.922%	4.035%
J. Richard Zecher	3,451,213.003	45.713%	95.965%	145,108.054	1.922%	4.035%

Other Fund information (Unaudited)

Delaware Investments® state tax-free funds

Proxy Results (continued)

Voyageur Mutual Funds

	Shares Voted For	% of Outstanding Shares	% of Shares Voted	Shares Withheld	% of Outstanding Shares	% of Shares Voted
Thomas L. Bennett	77,276,795.607	65.123%	98.335%	1,308,193.317	1.102%	1.665%
Ann D. Borowiec	77,397,915.799	65.225%	98.489%	1,187,073.125	1.000%	1.511%
Joseph W. Chow	77,285,371.301	65.130%	98.346%	1,299,617.623	1.095%	1.654%
Patrick P. Coyne	77,395,165.343	65.222%	98.486%	1,189,823.581	1.003%	1.514%
John A. Fry	77,394,790.343	65.222%	98.485%	1,190,198.581	1.003%	1.515%
Lucinda S. Landreth	77,370,351.799	65.202%	98.454%	1,214,637.125	1.024%	1.546%
Frances A. Sevilla-Sacasa	77,375,937.301	65.206%	98.461%	1,209,051.623	1.019%	1.539%
Thomas K. Whitford	77,381,528.607	65.211%	98.469%	1,203,460.317	1.014%	1.531%
Janet L. Yeomans	77,362,190.845	65.195%	98.444%	1,222,798.079	1.030%	1.556%
J. Richard Zecher	77,388,843.343	65.217%	98.478%	1,196,145.581	1.008%	1.522%

Voyageur Mutual Funds II

	Shares Voted For	% of Outstanding Shares	% of Shares Voted	Shares Withheld	% of Outstanding Shares	% of Shares Voted
Thomas L. Bennett	9,372,394.945	53.544%	96.525%	337,383.313	1.927%	3.475%
Ann D. Borowiec	9,362,474.509	53.487%	96.423%	347,303.749	1.984%	3.577%
Joseph W. Chow	9,390,325.360	53.646%	96.710%	319,452.898	1.825%	3.290%
Patrick P. Coyne	9,363,896.360	53.495%	96.438%	345,881.898	1.976%	3.562%
John A. Fry	9,364,820.344	53.500%	96.447%	344,957.914	1.971%	3.553%
Lucinda S. Landreth	9,365,099.119	53.502%	96.450%	344,679.139	1.969%	3.550%
Frances A. Sevilla-Sacasa	9,315,833.344	53.221%	95.943%	393,944.914	2.251%	4.057%
Thomas K. Whitford	9,395,741.961	53.677%	96.766%	314,036.297	1.794%	3.234%
Janet L. Yeomans	9,399,700.060	53.700%	96.807%	310,078.198	1.771%	3.193%
J. Richard Zecher	9,380,491.811	53.590%	96.609%	329,286.447	1.881%	3.391%

Delaware Group State Tax-Free Income Trust

	Shares Voted For	% of Outstanding Shares	% of Shares Voted	Shares Withheld	% of Outstanding Shares	% of Shares Voted
Thomas L. Bennett	36,116,767.729	60.438%	97.401%	963,690.231	1.613%	2.599%
Ann D. Borowiec	36,090,860.552	60.395%	97.331%	989,597.408	1.656%	2.669%
Joseph W. Chow	36,057,053.848	60.338%	97.240%	1,023,404.112	1.713%	2.760%
Patrick P. Coyne	36,101,405.498	60.413%	97.360%	979,052.462	1.638%	2.640%
John A. Fry	36,069,303.064	60.359%	97.273%	1,011,154.896	1.692%	2.727%
Lucinda S. Landreth	36,105,618.815	60.420%	97.371%	974,839.145	1.631%	2.629%
Frances A. Sevilla-Sacasa	36,081,038.585	60.378%	97.305%	999,419.375	1.672%	2.695%
Thomas K. Whitford	36,078,660.680	60.374%	97.298%	1,001,797.280	1.676%	2.702%
Janet L. Yeomans	36,058,226.549	60.340%	97.243%	1,022,231.411	1.711%	2.757%
J. Richard Zecher	36,075,195.158	60.369%	97.289%	1,005,262.802	1.682%	2.711%

2. To approve the implementation of a new “manager of managers” order.

A quorum of the shares outstanding of the following Funds was present, and the votes passed with the required majority of those shares. The results were as follows:

Delaware Tax-Free Arizona Fund

Shares voted for	3,365,529.966
Percentage of outstanding shares	44.578%
Percentage of shares voted	83.343%
Shares voted against	82,259.059
Percentage of outstanding shares	1.090%
Percentage of shares voted	2.037%
Shares abstained	161,864.872
Percentage of outstanding shares	2.144%
Percentage of shares voted	4.008%
Broker non-votes	428,504.000

Other Fund information (Unaudited)

Delaware Investments® state tax-free funds

Proxy Results (continued)

Delaware Tax-Free California Fund

Shares voted for	3,586,894.995
Percentage of outstanding shares	44.871%
Percentage of shares voted	74.524%
Shares voted against	65,490.969
Percentage of outstanding shares	0.819%
Percentage of shares voted	1.361%
Shares abstained	33,797.889
Percentage of outstanding shares	0.423%
Percentage of shares voted	0.702%
Broker non-votes	1,126,911.000

Delaware Tax-Free Colorado Fund

Shares voted for	7,065,949.151
Percentage of outstanding shares	40.367%
Percentage of shares voted	72.771%
Shares voted against	510,501.193
Percentage of outstanding shares	2.916%
Percentage of shares voted	5.258%
Shares abstained	410,601.914
Percentage of outstanding shares	2.346%
Percentage of shares voted	4.229%
Broker non-votes	1,722,726.000

Delaware Tax-Free Idaho Fund

Shares voted for	3,592,784.439
Percentage of outstanding shares	37.808%
Percentage of shares voted	72.266%
Shares voted against	144,960.632
Percentage of outstanding shares	1.525%
Percentage of shares voted	2.916%
Shares abstained	260,483.063
Percentage of outstanding shares	2.741%
Percentage of shares voted	5.239%
Broker non-votes	973,366.000

Delaware Tax-Free Pennsylvania Fund

Shares voted for	29,498,704.341
Percentage of outstanding shares	49.363%
Percentage of shares voted	79.553%
Shares voted against	1,132,072.728
Percentage of outstanding shares	1.894%
Percentage of shares voted	3.053%
Shares abstained	1,125,099.891
Percentage of outstanding shares	1.883%
Percentage of shares voted	3.034%
Broker non-votes	5,324,581.000

3. To revise the fundamental investment restriction relating to lending.

A quorum of the shares outstanding of the following Funds was present, and the votes passed with the required majority of those shares. The results were as follows:

Delaware Tax-Free Arizona Fund

Shares voted for	3,280,124.701
Percentage of outstanding shares	43.447%
Percentage of shares voted	81.228%
Shares voted against	117,881.363
Percentage of outstanding shares	1.561%
Percentage of shares voted	2.919%
Shares abstained	211,648.833
Percentage of outstanding shares	2.803%
Percentage of shares voted	5.241%
Broker non-votes	428,503.000

Other Fund information (Unaudited)

Delaware Investments® state tax-free funds

Proxy Results (continued)

Delaware Tax-Free California Fund

Shares voted for	3,452,237.351
Percentage of outstanding shares	43.187%
Percentage of shares voted	71.726%
Shares voted against	197,767.710
Percentage of outstanding shares	2.474%
Percentage of shares voted	4.109%
Shares abstained	36,178.792
Percentage of outstanding shares	0.453%
Percentage of shares voted	0.752%
Broker non-votes	1,126,911.000

Delaware Tax-Free Colorado Fund

Shares voted for	6,934,457.732
Percentage of outstanding shares	39.616%
Percentage of shares voted	71.417%
Shares voted against	612,337.967
Percentage of outstanding shares	3.498%
Percentage of shares voted	6.306%
Shares abstained	440,252.559
Percentage of outstanding shares	2.515%
Percentage of shares voted	4.534%
Broker non-votes	1,722,730.000

Delaware Tax-Free Idaho Fund

Shares voted for	3,573,829.646
Percentage of outstanding shares	37.608%
Percentage of shares voted	71.885%
Shares voted against	236,203.280
Percentage of outstanding shares	2.486%
Percentage of shares voted	4.751%
Shares abstained	188,196.208
Percentage of outstanding shares	1.980%
Percentage of shares voted	3.785%
Broker non-votes	973,365.000

Delaware Tax-Free Pennsylvania Fund

Shares voted for	29,190,549.717
Percentage of outstanding shares	48.848%
Percentage of shares voted	78.722%
Shares voted against	1,355,584.177
Percentage of outstanding shares	2.268%
Percentage of shares voted	3.656%
Shares abstained	1,209,743.066
Percentage of outstanding shares	2.024%
Percentage of shares voted	3.262%
Broker non-votes	5,324,581.000

4. (a) To revise provisions of each Trust’s Agreement and Declaration of Trust related to documenting the transfer of shares.

A quorum of the shares outstanding of each Trust was present, and the votes passed with a majority of those shares. The results were as follows:

Voyageur Insured Funds

Shares voted for	2,875,426.234
Percentage of outstanding shares	38.086%
Percentage of shares voted	79.955%
Shares voted against	66,752.981
Percentage of outstanding shares	0.884%
Percentage of shares voted	1.856%
Shares abstained	160,054.842
Percentage of outstanding shares	2.120%
Percentage of shares voted	4.451%
Broker non-votes	494,087.000

Other Fund information (Unaudited)

Delaware Investments® state tax-free funds

Proxy Results (continued)

Voyageur Mutual Funds

Shares voted for	53,350,588.915
Percentage of outstanding shares	44.960%
Percentage of shares voted	67.889%
Shares voted against	1,291,148.802
Percentage of outstanding shares	1.088%
Percentage of shares voted	1.643%
Shares abstained	1,136,878.207
Percentage of outstanding shares	0.958%
Percentage of shares voted	1.447%
Broker non-votes	22,806,373.000

Voyageur Mutual Funds II

Shares voted for	7,091,520.250
Percentage of outstanding shares	40.513%
Percentage of shares voted	73.035%
Shares voted against	468,779.642
Percentage of outstanding shares	2.678%
Percentage of shares voted	4.828%
Shares abstained	426,752.366
Percentage of outstanding shares	2.438%
Percentage of shares voted	4.395%
Broker non-votes	1,722,726.000

Delaware Group State Tax-Free Income Trust

Shares voted for	29,564,131.277
Percentage of outstanding shares	49.473%
Percentage of shares voted	79.730%
Shares voted against	943,197.196
Percentage of outstanding shares	1.578%
Percentage of shares voted	2.544%
Shares abstained	1,248,550.487
Percentage of outstanding shares	2.089%
Percentage of shares voted	3.367%
Broker non-votes	5,324,579.000

4. (b) To revise provisions of each Trust’s Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand.

A quorum of the shares outstanding of each Trust was present, and the votes passed with a majority of those shares. The results were as follows:

Voyageur Insured Funds
Shares voted for	2,853,777.218
Percentage of outstanding shares	37.799%
Percentage of shares voted	79.353%
Shares voted against	94,499.120
Percentage of outstanding shares	1.252%
Percentage of shares voted	2.628%
Shares abstained	153,957.719
Percentage of outstanding shares	2.039%
Percentage of shares voted	4.281%
Broker non-votes	494,087.000
Voyageur Mutual Funds
Shares voted for	53,435,861.658
Percentage of outstanding shares	45.031%
Percentage of shares voted	67.998%
Shares voted against	1,312,655.329
Percentage of outstanding shares	1.106%
Percentage of shares voted	1.670%
Shares abstained	1,030,092.937
Percentage of outstanding shares	0.868%
Percentage of shares voted	1.311%
Broker non-votes	22,806,379.000
Voyageur Mutual Funds II
Shares voted for	6,974,219.210
Percentage of outstanding shares	39.843%
Percentage of shares voted	71.827%
Shares voted against	490,891.643
Percentage of outstanding shares	2.804%
Percentage of shares voted	5.056%
Shares abstained	521,939.405
Percentage of outstanding shares	2.982%
Percentage of shares voted	5.375%
Broker non-votes	1,722,728.000

Other Fund information (Unaudited)

Delaware Investments® state tax-free funds

Proxy Results (continued)

Delaware Group State Tax-Free Income Trust
Shares voted for	29,314,582.506
Percentage of outstanding shares	49.055%
Percentage of shares voted	79.057%
Shares voted against	1,085,875.381
Percentage of outstanding shares	1.817%
Percentage of shares voted	2.928%
Shares abstained	1,355,421.073
Percentage of outstanding shares	2.268%
Percentage of shares voted	3.655%
Broker non-votes	5,324,579.000

4. (c) To revise provisions of each Trust’s By-Laws so that Delaware law will apply to matters related to proxies.

A quorum of the shares outstanding of each Trust was present, and the votes passed with a majority of those shares. The results were as follows:

Voyageur Insured Funds
Shares voted for	2,893,005.204
Percentage of outstanding shares	38.319%
Percentage of shares voted	80.443%
Shares voted against	66,618.326
Percentage of outstanding shares	0.882%
Percentage of shares voted	1.852%
Shares abstained	142,614.527
Percentage of outstanding shares	1.889%
Percentage of shares voted	3.966%
Broker non-votes	494,083.000
Voyageur Mutual Funds
Shares voted for	54,268,750.116
Percentage of outstanding shares	45.733%
Percentage of shares voted	69.057%
Shares voted against	486,387.431
Percentage of outstanding shares	0.410%
Percentage of shares voted	0.619%
Shares abstained	1,023,482.377
Percentage of outstanding shares	0.863%
Percentage of shares voted	1.302%
Broker non-votes	22,806,369.000

Voyageur Mutual Funds II
Shares voted for	7,346,106.500
Percentage of outstanding shares	41.968%
Percentage of shares voted	75.657%
Shares voted against	214,673.913
Percentage of outstanding shares	1.226%
Percentage of shares voted	2.211%
Shares abstained	426,271.845
Percentage of outstanding shares	2.435%
Percentage of shares voted	4.390%
Broker non-votes	1,722,726.000
Delaware Group State Tax-Free Income Trust
Shares voted for	29,867,449.976
Percentage of outstanding shares	49.981%
Percentage of shares voted	80.548%
Shares voted against	844,476.868
Percentage of outstanding shares	1.413%
Percentage of shares voted	2.277%
Shares abstained	1,043,954.116
Percentage of outstanding shares	1.747%
Percentage of shares voted	2.815%
Broker non-votes	5,324,577.000

Other Fund information (Unaudited)

Delaware Investments® state tax-free funds

Board consideration of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund Investment Management Agreements

At a meeting held on Aug. 18-20, 2015 (the “Annual Meeting”), the Boards of Trustees (collectively referred to here as the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreements with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Funds; the costs of such services to the Funds; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2015 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. They also engaged a consultant to assist them in analyzing portions of the data presented and received. The Independent Trustees reviewed and discussed with such consultant two reports prepared by the consultant with respect to such data. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent, and Quality of Service. The Board considered the services provided by DMC to each Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Funds’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that, in the third and fourth quarters of 2013, Management reduced the maximum 12b-1 fee for certain funds, and in November 2013 Management negotiated a substantial reduction in fees for fund accounting services provided to the Funds. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds, and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment Performance. The Board placed significant emphasis on the investment performance of the Funds in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended March 31, 2015. The Board’s objective is that each Fund’s performance for the periods considered be at or above the median of its Performance Universe.

Delaware Tax-Free Arizona Fund  –  The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the 1-, 3-, and 10-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 5-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free California Fund  –  The Performance Universe for the Fund consisted of the Fund and all retail and institutional California municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 10-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Colorado Fund  –  The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Idaho Fund  –  The Performance Universe for the Fund consisted of the Fund and all retail and institutional other state municipal debt funds as selected by Lipper. The Lipper report

Other Fund information (Unaudited)

Delaware Investments® state tax-free funds

Board consideration of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund Investment Management Agreements (continued)

comparison showed that the Fund’s total return for the 1- and 10-year periods was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the fourth quartile of its Performance Universe. The Board determined that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking effective action to improve Fund performance and to meet the Board’s performance objective.

Delaware Tax-Free New York Fund  –  The Performance Universe for the Fund consisted of the Fund and all retail and institutional New York municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Pennsylvania Fund  –  The Performance Universe for the Fund consisted of the Fund and all retail and institutional Pennsylvania municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to DMC for non-management services. The Board’s objective is to limit each Fund’s total expense ratio to be competitive with that of the Expense Group.

Delaware Tax-Free Arizona Fund  –  The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through Dec. 29, 2015 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free California Fund  –  The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Delaware Tax-Free Colorado Fund  –  The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through Dec. 29, 2015 and various initiatives implemented by Management, such as the outsourcing of certain transfer agency services and a negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free Idaho Fund  –  The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through Dec. 29, 2015 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free New York Fund  –  The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through December 2015 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free Pennsylvania Fund  –  The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through Dec. 29, 2015 and various initiatives implemented by Management, such as the outsourcing of certain transfer agency services and a negotiation of lower fees for fund accounting services, which had created an opportunity

Other Fund information (Unaudited)

Delaware Investments® state tax-free funds

Board consideration of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund Investment Management Agreements (continued)

for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of Scale. The Trustees considered whether economies of scale are realized by DMC as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under each Fund’s management contract fell within the standard structure. Although the Funds have not reached a size at which they can take advantage of breakpoints, the Board recognized that each Fund’s fee was structured so that when the Fund grows, economies of scale may be shared.

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Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle[1]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 1, 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 20, 2015
Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 1, 2015
Ann D. Borowiec	Trustee	Since March 31, 2015
2005 Market Street
Philadelphia, PA 19103
November 1958
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Shawn K. Lytle has served as	64	Trustee — UBS
President of		Relationship Funds,
Delaware Investments[2]		SMA Relationship
since June 2015 and was the		Trust, and UBS Funds
Regional Head of Americas for		(May 2010–April 2015)
UBS Global Asset
Management from
2010 through 2015.

Private Investor	64	Director —
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)
Chief Executive Officer	64	None
Private Wealth Management
(2011–2013) and
Market Manager,
New Jersey Private
Bank (2005–2011) –
J.P. Morgan Chase & Co.
Executive Vice President	64	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

President —	64	Director — Hershey Trust
Drexel University		Company
(August 2010–Present)
Director, Audit Committee,
President —		and Governance Committee
Franklin & Marshall College		Member — Community
(July 2002–July 2010)		Health Systems
Director — Drexel
Morgan & Co.
Private Investor	64	None
(2004–Present)
Chief Executive Officer —	64	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust
Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration
President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Vice Chairman	64	Director — HSBC Finance
(2010–April 2013),		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010), and Executive Vice		Director —
President and Chief		HSBC Bank
Administrative Officer
(2007–2009) —
PNC Financial
Services Group
Vice President and Treasurer	64	Director, Audit and
(January 2006–July 2012)		Compliance Committee Chair,
Vice President —		Investment Committee
Mergers & Acquisitions		Member, and Governance
(January 2003–January 2006),		Committee Member —
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003)		Chair — 3M
3M Corporation		Investment Management
Company
(2005–2012)

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as Senior Vice President of the Fund(s) and the investment advisor since 2013, General Counsel of the Fund(s) and the investment advisor since 2015, and Secretary of the Fund(s) and the investment advisor since 2005.	64	None[3]
Daniel V. Geatens has served as Vice President and Treasurer of the Fund(s) since 2007 and Vice President and Director of Financial Administration of the investment advisor since 2010.	64	None[3]
Richard Salus has served as Senior Vice President and Chief Financial Officer of the Fund(s) and the investment advisor since 2006.	64	None[3]

[3]	David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Investments®

Family of Funds

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Investments

Family of Funds

Private Investor

Rosemont, PA

Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Brookline, MA	John A. Fry President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Frances A.

Sevilla-Sacasa

Chief Executive Officer

Banco Itaú

International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Corporation

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Investments	Delaware Investments
Delaware Investments	Family of Funds	Family of Funds
Family of Funds	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-Q are available without charge on the Funds’ website at delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Ann D. Borowiec
Joseph W. Chow
Lucinda S. Landreth1
Frances A. Sevilla-Sacasa

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $37,030 for the fiscal year ended August 31, 2015.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $34,125 for the fiscal year ended August 31, 2014.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2015.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $612,000 for the registrant’s fiscal year ended August 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures, group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2014.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation and her service as an audit committee chairperson for a non-profit organization.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended August 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures, group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,584 for the fiscal year ended August 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,120 for the fiscal year ended August 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2015.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2014.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $7,530,526 and $8,090,937 for the registrant’s fiscal years ended August 31, 2015 and August 31, 2014, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: VOYAGEUR MUTUAL FUNDS II

/s/ SHAWN LYTLE
By:	Shawn Lytle
Title:	Chief Executive Officer
Date:	November 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN LYTLE
By:	Shawn Lytle
Title:	Chief Executive Officer
Date:	November 2, 2015

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	November 2, 2015